N-2 - USD ($)		3 Months Ended
	Sep. 25, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Cover [Abstract]
Entity Central Index Key	0001716951
Amendment Flag	false
Document Type	424B2
Entity Registrant Name	OFS Credit Company, Inc.
Fee Table [Abstract]
Shareholder Transaction Expenses [Table Text Block]

Stockholder Transaction Expenses (as a percentage of the offering price)
Sales load(1)	—
Offering expenses borne by the Company(2)	—
Dividend reinvestment plan expenses(3)	$15.00
Total stockholder transaction expenses	—
Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee(4)	2.48%
Incentive fees payable under our investment advisory agreement (20% of Pre-Incentive Fee Net Investment Income, subject to hurdle)(5)	3.46%
Interest payments on borrowed funds(6)	3.40%
Other expenses(7)	2.35%
Total annual expenses(8)	11.69%
(1)     In the event that the securities to which this Prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” below will be updated accordingly.
(2)     The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
(3)     The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees are paid by us. There are no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “Item 1. Report to Stockholders—Dividend Reinvestment Plan” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS.
(4)    We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base, which means the NAV of shares of our common stock and the paid-in capital of our preferred stock, if any. These management fees are paid by our stockholders and are not paid by the holders of preferred stock, or the holders of any other types of securities that we may issue. While we currently expect to incur leverage in the amount of approximately 33% to 40% of our total assets (i.e., $0.33 to $0.40 of leverage for every $1 of equity) over the next 12 months of operations, the type (i.e., preferred stock, bank debt, etc.) and timing of debt to be issued over the next 12 months of operations has not been determined, and may not occur. Accordingly, the base management fee has been estimated assuming that the base management fee remains consistent with the base management fee incurred for the year ended October 31, 2023. See “Management—Management Fee and Incentive Fee.”
(5)    We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our NAV (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. No incentive fee is payable to OFS Advisor on realized capital gains. The incentive fee is paid to OFS Advisor as follows:
•no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).
Incentive fees in the table above assume that incentive fees we incur during the next twelve months remain consistent with the actual incentive fees incurred by us during the year ended October 31, 2023. Actual portfolio yields, which directly impact incentive fees, may significantly differ in the future. See “Management—Management Fee and Incentive Fee.”
(6)    “Interest payments on borrowed funds” represents the aggregate dividends paid and accrued on our preferred stock during the year ended October 31, 2023. It also includes amortization of deferred underwriting discounts, commissions, and offering expenses related to our outstanding preferred stock. We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which we invest or intend to invest or in derivative instruments in which we may invest. Our borrowing costs would increase in the event that we were to borrow additional money. In the event that we were to issue additional shares of preferred stock, the base management fee as a percentage of our net assets attributable to common stock would increase.
(7)    “Other expenses” assumes that other expenses we incur during the next twelve months remain consistent with the actual amounts incurred during the year ended October 31, 2023. “Other expenses” includes our overhead expenses, including services under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Capital Services LLC, our administrator and an affiliate of OFS Advisor. “Other expenses” also includes ongoing administrative expenses to our independent accountants, legal counsel and compensation of independent directors.
(8)    “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock will bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses that will be associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 23.77%.

Sales Load [Percent]	0.00%
Dividend Reinvestment and Cash Purchase Fees	$ 15.00
Other Transaction Expenses [Abstract]
Other Transaction Expense 1 [Percent]	0.00%
Annual Expenses [Table Text Block]

Stockholder Transaction Expenses (as a percentage of the offering price)
Sales load(1)	—
Offering expenses borne by the Company(2)	—
Dividend reinvestment plan expenses(3)	$15.00
Total stockholder transaction expenses	—
Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee(4)	2.48%
Incentive fees payable under our investment advisory agreement (20% of Pre-Incentive Fee Net Investment Income, subject to hurdle)(5)	3.46%
Interest payments on borrowed funds(6)	3.40%
Other expenses(7)	2.35%
Total annual expenses(8)	11.69%
(1)     In the event that the securities to which this Prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” below will be updated accordingly.
(2)     The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
(3)     The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees are paid by us. There are no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “Item 1. Report to Stockholders—Dividend Reinvestment Plan” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS.
(4)    We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base, which means the NAV of shares of our common stock and the paid-in capital of our preferred stock, if any. These management fees are paid by our stockholders and are not paid by the holders of preferred stock, or the holders of any other types of securities that we may issue. While we currently expect to incur leverage in the amount of approximately 33% to 40% of our total assets (i.e., $0.33 to $0.40 of leverage for every $1 of equity) over the next 12 months of operations, the type (i.e., preferred stock, bank debt, etc.) and timing of debt to be issued over the next 12 months of operations has not been determined, and may not occur. Accordingly, the base management fee has been estimated assuming that the base management fee remains consistent with the base management fee incurred for the year ended October 31, 2023. See “Management—Management Fee and Incentive Fee.”
(5)    We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our NAV (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. No incentive fee is payable to OFS Advisor on realized capital gains. The incentive fee is paid to OFS Advisor as follows:
•no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).
Incentive fees in the table above assume that incentive fees we incur during the next twelve months remain consistent with the actual incentive fees incurred by us during the year ended October 31, 2023. Actual portfolio yields, which directly impact incentive fees, may significantly differ in the future. See “Management—Management Fee and Incentive Fee.”
(6)    “Interest payments on borrowed funds” represents the aggregate dividends paid and accrued on our preferred stock during the year ended October 31, 2023. It also includes amortization of deferred underwriting discounts, commissions, and offering expenses related to our outstanding preferred stock. We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which we invest or intend to invest or in derivative instruments in which we may invest. Our borrowing costs would increase in the event that we were to borrow additional money. In the event that we were to issue additional shares of preferred stock, the base management fee as a percentage of our net assets attributable to common stock would increase.
(7)    “Other expenses” assumes that other expenses we incur during the next twelve months remain consistent with the actual amounts incurred during the year ended October 31, 2023. “Other expenses” includes our overhead expenses, including services under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Capital Services LLC, our administrator and an affiliate of OFS Advisor. “Other expenses” also includes ongoing administrative expenses to our independent accountants, legal counsel and compensation of independent directors.
(8)    “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock will bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses that will be associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 23.77%.

Management Fees [Percent]	2.48%
Interest Expenses on Borrowings [Percent]	3.40%
Incentive Fees [Percent]	3.46%
Other Annual Expenses [Abstract]
Other Annual Expenses [Percent]	2.35%
Total Annual Expenses [Percent]	11.69%
Expense Example [Table Text Block]
Example
The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would maintain the leverage as set forth above and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Year	5 Year	10 Year
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$81	$235	$379	$701

Expense Example, Year 01	$ 81
Expense Example, Years 1 to 3	235
Expense Example, Years 1 to 5	379
Expense Example, Years 1 to 10	$ 701
Purpose of Fee Table , Note [Text Block]	The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as a stockholder. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the next twelve months of operations. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.
Other Transaction Fees, Note [Text Block]	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
Other Expenses, Note [Text Block]	“Other expenses” assumes that other expenses we incur during the next twelve months remain consistent with the actual amounts incurred during the year ended October 31, 2023. “Other expenses” includes our overhead expenses, including services under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Capital Services LLC, our administrator and an affiliate of OFS Advisor. “Other expenses” also includes ongoing administrative expenses to our independent accountants, legal counsel and compensation of independent directors.
General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]	Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “U.S. Federal Income Tax Matters” in the accompanying prospectus and “Additional U.S. Federal Income Tax Considerations” in this prospectus supplement.
Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit-based instruments and other structured credit investments, including: (i) CLO debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). The 80% Policy is not a fundamental policy of the Company and may be changed by our Board on 60 days’ notice to our stockholders. We define “credit” to consist primarily of the debt investments and instruments described in our 80% Policy. See “Business” and “Additional Investments and Techniques” in the accompanying prospectus for the criteria used to select the investments outlined in our 80% Policy. The CLOs in which we invest or intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80% Policy, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short-to-medium-term facilities often provided by the bank that will serve as the placement agents or arranger on a CLO transaction. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. See “Risk Factors—Risks Related to Our Investments—We are subject to risks associated with loan accumulation facilities” in the accompanying prospectus. Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on OFS Advisor’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments. These investment objectives are not fundamental policies of ours and may be changed by our Board on 60 days’ notice to our stockholders.
The impact of current political, economic and industry conditions, including elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, uncertainties related to the 2024 U.S. presidential election, the risk of recession or a shutdown of U.S. government services, has disrupted, and may continue to disrupt, our business, our portfolio companies, our industry and the global economy. See “Risk Factors—Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability” in the accompanying prospectus. We believe that the market for CLO-related assets continues to provide us with opportunities to generate attractive risk-adjusted returns over the long term.
When we acquire securities at the inception of a CLO in an originated transaction (i.e., the primary CLO market), we invest in CLO securities that OFS Advisor believes have the potential to outperform other similar CLO securities issued around the same time. When we acquire CLO securities, whether through an originated or existing transaction, we invest in CLO securities that OFS Advisor believes have the potential to generate attractive risk-adjusted returns.
We pursue a differentiated strategy within the CLO market focused on:
•proactive sourcing and identification of investment opportunities;
•utilization of a methodical and rigorous investment analysis and due diligence process both structurally and on a loan-level basis;
•utilization of OFS Advisor’s in-house CLO investment team and related investment processes to provide credit analysis of each underlying loan portfolio within the CLO securities;
•active involvement at the CLO structuring and formation stage, as appropriate; and
•taking stakes in CLO equity and subordinated debt tranches.
We believe that OFS Advisor’s longstanding presence within the CLO market and relationships with CLO collateral managers, its CLO structural expertise and its in-house CLO investment team will enable us to source and execute investments consistent with our investment objectives and provide investors with loan-level expertise and analysis. OFS Advisor may negotiate enhanced economics for us and any other accounts that may be co-investing in return for providing relative certainty of CLO equity placement, which is often the most difficult tranche to place. These enhanced returns may take the form of: (i) CLO management fee rebates; (ii) bank arrangement fee concessions; or (iii) other forms of economic enhancement.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence certain of the CLO’s key terms and conditions. Specifically, OFS Advisor believes that, although typically exercised only in limited circumstances, the protective rights associated with holding positions in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts collectively hold a majority position. See “Business—Other Investment Techniques—Co-Investment with Affiliates” in the accompanying prospectus.
We seek to construct a broad and varied portfolio of CLO securities, including with respect to:
•number of borrowers underlying each CLO;
•    industry type of a CLO’s underlying borrowers;
•    number and investment style of CLO collateral managers; and
•    CLO vintage period (i.e., year of origination).
	OFS Advisor has a long-term oriented investment philosophy and seeks to invest primarily with a view to hold securities until maturity. However, on an ongoing basis, OFS Advisor actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if OFS Advisor believes it is in our best interest to do so.
Risk Factors [Table Text Block]
RISK FACTORS

You should carefully consider the risks described below, and the risks described in “Risk Factors” beginning on page 22 of the accompanying prospectus, before deciding to invest in the Series F Term Preferred Stock. The risks and uncertainties described below and in the accompanying prospectus are not the only ones we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance and the value of the Series F Term Preferred Stock. If any of the following risks or the risks described in the accompanying prospectus actually occur, our business, financial condition or results of operations could be materially adversely affected, and the value of the Series F Term Preferred Stock may be impaired. If that happens, the trading price of the Series F Term Preferred Stock could decline, and you may lose all or part of your investment.

Market yields may increase, which would result in a decline in the price of the Series F Term Preferred Stock.

The prices of fixed income investments, such as the Series F Term Preferred Stock, vary inversely with changes in market yields. The market yields on securities comparable to the Series F Term Preferred Stock may increase, which would result in a decline in the secondary market price of shares of the Series F Term Preferred Stock prior to the Mandatory Redemption Date. See “Description of the Series F Term Preferred Stock—Dividends” in this prospectus supplement.

Prior to this offering, there has been no public market for the Series F Term Preferred Stock, and we cannot assure you that the market price of the Series F Term Preferred Stock will not decline following the offering.

We have applied to list the Series F Term Preferred Stock on The Nasdaq Capital Market so that trading on the exchange will begin within 30 days from the date of this prospectus, subject to notice of issuance. During a period of up to 30 days from the date of this prospectus supplement, the Series F Term Preferred Stock will not be listed on any securities exchange. Prior to the expected commencement of trading, the underwriters may, but are not obligated, to make a market in the Series F Term Preferred Stock. Consequently, an investment in the Series F Term Preferred Stock during this period will be illiquid, and the holders may not be able to sell such securities. If a secondary market does develop during this period, holders of the Series F Term Preferred Stock may be able to sell such shares only at substantial discounts from the Liquidation Preference.

If we are unable to list the shares of the Series F Term Preferred Stock on a national securities exchange, the holders of such securities may be unable to sell them at all, or if they are able to, only at substantial discounts from the Liquidation Preference. Even if shares of the Series F Term Preferred Stock are listed on The Nasdaq Capital Market as anticipated, there is a risk that the market for such shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

We cannot assure you that we will be able to successfully deploy the proceeds of this offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of this offering will be deployed within three months after the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. See “Use of Proceeds” in this prospectus supplement and the accompanying prospectus. To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe after the completion of this offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Series F Term Preferred Stock to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Series F Term Preferred Stock. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Series F Term Preferred Stock. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Series F Term Preferred Stock of any changes in our credit ratings. An explanation of the significance of any ratings may be obtained from the applicable rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. Neither we nor any underwriter undertakes any obligation to maintain any credit ratings or to advise holders of Series F Term Preferred Stock of any changes in our credit ratings. There can be no assurance that any credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant.
The Series F Term Preferred Stock will be subordinate to the rights of holders of senior indebtedness.

While holders of the Series F Term Preferred Stock will have equal liquidation and distribution rights with holders of the Series C Term Preferred Stock, Series D Term Preferred Stock, Series E Term Preferred Stock and any other preferred stock that might be issued by us in the future, they will be subordinated to the rights of holders of our other senior indebtedness, if any. Therefore, dividends, distributions and other payments to holders of the Series F Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of the Series F Term Preferred Stock.

The Series F Term Preferred Stock will be subject to a risk of early redemption and holders may not be able to reinvest their funds.

We may voluntarily redeem some or all of the outstanding shares of Series F Term Preferred Stock on or after October 31, 2026. We also may be forced to redeem some or all of the outstanding shares of Series F Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Series F Term Preferred Stock. We may have an incentive to redeem the Series F Term Preferred Stock voluntarily before the Mandatory Redemption Date if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the dividend rate on the Series F Term Preferred Stock. See “Description of the Series F Term Preferred Stock—Redemption—Optional Redemption” in this prospectus supplement.

If we redeem shares of the Series F Term Preferred Stock before the Mandatory Redemption Date, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in the Series F Term Preferred Stock.

Holders of the Series F Term Preferred Stock will bear reinvestment risk.

Given the potential for early redemption of the Series F Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series F Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

Holders of the Series F Term Preferred Stock will bear dividend risk.

We may be unable to pay dividends on the Series F Term Preferred Stock under some circumstances. The terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including the Series F Term Preferred Stock, under certain conditions.

To the extent that our distributions represent a return of capital for U.S. federal income tax purposes, holders of the Series F Term Preferred Stock may recognize an increased gain or a reduced loss upon subsequent sales (including cash redemptions) of their shares of Series F Term Preferred Stock.

The dividends payable by us on the Series F Term Preferred Stock may exceed our current and accumulated earnings and profits as determined for U.S. federal income tax purposes. If that were to occur, it would result in the amount of distributions that exceed our earnings and profits being treated first as a return of capital to the extent of a holder’s adjusted tax basis in the holder’s Series F Term Preferred Stock and then, to the extent of any excess over the holder’s adjusted tax basis in the holder’s Series F Term Preferred Stock, as capital gain. Any distribution that is treated as a return of capital will reduce the holder’s adjusted tax basis in the holder’s Series F Term Preferred Stock, and subsequent sales (including cash redemptions) of such holder’s Series F Term Preferred Stock will result in recognition of an increased taxable gain or reduced taxable loss due to the reduction in such adjusted tax basis. See “Additional U.S. Federal Income Tax Matters—Taxation of U.S. Preferred Stockholders” in this prospectus supplement.

There is a risk of delay in our redemption of the Series F Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Mandatory Redemption Date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of shares of the Series F Term Preferred Stock might be adversely affected.
RISK FACTORS
Investing in our securities involves a number of significant risks. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Item 1. Report to Stockholders—Summary Risk Factors” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS, which are incorporated by reference into this Prospectus in their entirety, together with other information in this Prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only risks we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our NAV and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements” in this Prospectus.
Risks Related to Our Business and Structure
Our investment portfolio is recorded at fair value and OFS Advisor, our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments, and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with a written valuation policy approved by our Board. In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for good faith determinations of fair value, permits a fund to designate a valuation designee to perform fair value determinations, and addresses both the board’s and the valuation designee’s roles and responsibilities relating to fair valuation. On September 7, 2022, pursuant to Rule 2a-5, our Board designated OFS Advisor as the valuation designee to perform fair value determinations relating to our investments.
Typically, there is no public market for the type of investments we intend to target. As a result, OFS Advisor will determine the fair value of these securities at least quarterly, in good faith, and, as a result, there may be uncertainty as to the value of our portfolio investments.
The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are, to a significant degree, subjective and dependent on a valuation process undertaken by OFS Advisor and approved and overseen by our Board. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments will also be based, in part, upon third party valuation models which consider various unobservable inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by OFS Advisor or such models will not always allow OFS Advisor to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities, like those we hold that are not publicly traded, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. OFS Advisor’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. OFS Advisor’s determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.
The participation of OFS Advisor’s professionals in our valuation process could also result in a conflict of interest since OFS Advisor’s management fee is based, in part, on our “Total Equity Base”, defined as the sum of the NAV of our common stock and the paid-in capital of our preferred stock.
Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital.
Our ability to achieve our investment objectives depends on OFS Advisor’s ability to effectively manage and deploy capital, which depends, in turn, on OFS Advisor’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.
Accomplishing our investment objectives on a cost-effective basis is largely a function of OFS Advisor’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this Prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by OFS Advisor on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.
We are dependent upon OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
OFS Advisor is a wholly owned subsidiary of OFSAM, has no employees and depends upon access to the investment professionals and other resources of OFSC and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFSC to obtain access to deal flow generated by the professionals of OFSC and its affiliates. Under a staffing agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the following services to enable OFS Advisor to undertake and perform its business activities as an investment adviser: (i) the provision of staff necessary to meet all staffing requirements, including making available experienced investment professionals and access to the senior investment personnel of OFSC and its affiliates; and (ii) the services of certain named members of the investment committee of OFS Advisor. Experienced investment professionals include investment professionals with reasonable industry experience who are responsible for making investment decisions, conducting research and analysis, and managing risks to achieve their clients’ financial goals. Roles and titles of such individuals include, but are not limited to, directors, associates and analysts who evaluate, structure, monitor and review investments of OFS Advisor and its clients, including the Company. Senior investment personnel include investment professionals that have developed a broad network of contacts within the investment community and that have an average of over 25 years of investing experience, including experience with structuring and investing in CLOs, as well as investing in assets that constitute the underlying assets held by typical CLOs in which the Company will invest. Roles and titles of such individuals include president, chief executive officer, chief financial officer, senior managing director and managing director. To manage potential conflicts of interest that may arise as a result of the staffing agreement, OFS Advisor and its clients, including the Company, have jointly adopted a Code of Ethics that is designed to address potential conflicts of interest and establishes applicable policies, guidelines and procedures that promote ethical practices and conduct by all personnel of OFS Advisor and OFSC and prevent violations of applicable laws, including the Advisers Act and the 1940 Act.
The staffing agreement also provides for: (i) the identification of investment opportunities for OFS Advisor and its clients, and its affiliates and structured finance vehicles; (ii) evaluation (investment and credit analysis), structuring, monitoring and review of investments of OFS Advisor and its clients, and its affiliates and structured finance vehicles, and the negotiation and closing of investment transactions on behalf of OFS Advisor and its clients, and its affiliates and structured finance vehicles; (iii) legal, compliance and accounting functions; (iv) all other functions and duties of OFS Advisor and its affiliates that are customarily performed by other companies in similar businesses to OFS Advisor and its affiliates; and (v) such other services as may be agreed to from time to time between OFS Advisor and OFSC. We are not a party to this staffing agreement and cannot assure you that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure you that OFS Advisor will enforce the staffing agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.
We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objectives. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly the members of the Senior Investment Team. Each of these individuals is an employee at will of OFSC, and is not subject to an employment contract. In addition, we rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM Holdings and Chairman of the Structured Credit Investment Committee of OFS Advisor and Broadly Syndicated Investment Committee of OFS Advisor pursuant to a consulting agreement with Orchard Capital Corporation. The departure of Mr. Ressler, any of the Senior Investment Team, any of the senior managers of OFS, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.
We expect that OFS Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.
The investment committees that oversee our investment activities (the “Advisor Investment Committees”) are provided by OFS Advisor under the Investment Advisory Agreement. The loss of any member of the Advisor Investment Committees or of other OFS senior professionals could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.
We may face increasing competition for investment opportunities.
We may compete for investments with other investment funds (including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies, which could include commercial banks, investment banks, finance companies and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing than we are willing to offer. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a closed-end management investment company.
OFS Advisor and the Administrator each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Advisor has the right under the Investment Advisory Agreement and the Administrator has the right under the Administration Agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our stockholders and other payments to security holders, are likely to be adversely affected and the market price of our securities may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by OFS Advisor and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
Our success will depend on the ability of OFS Advisor to attract and retain qualified personnel in a competitive environment.
Our growth requires that OFS Advisor retain and attract new investment and administrative personnel in a competitive market. OFS Advisor’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which OFS Advisor competes for experienced personnel, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, will have greater resources than OFS Advisor.
There are significant potential conflicts of interest which could impact our investment returns.
Our executive officers and directors, and OFS Advisor and its officers and employees made available to it by an intercompany agreement with OFSC, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of OFS Advisor’s investment team are, and may in the future become, affiliated with entities engaged in business activities similar to those we intend to conduct, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff available to OFS Advisor will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, including separately managed accounts and private funds, and engage in other business ventures in which we have no interest. As a result of these separate business activities, OFS Advisor may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Related-Party Transactions and Certain Relationships” in our most recent Annual Proxy Statement.
Our incentive fee structure may incentivize OFS Advisor to make certain investments, including speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to OFS Advisor is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage OFS Advisor to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it may otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. Additionally, we will recognize interest income on our CLO equity tranche investments based in substantial part on management’s multi-year assumptions regarding cash flows derived from such investments. As a result, management’s assumptions regarding cash flows from our investments will have an impact on the amount of Pre-Incentive Fee Net
Investment Income we recognize for a given period. This may encourage OFS Advisor to select assumptions more optimistic than actually achievable given economic conditions and circumstances. Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. See “—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “—CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.”
A general increase in interest rates may have the effect of making it easier for OFS Advisor to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of our Investment Advisory Agreement with OFS Advisor, any general increase in interest rates will likely have the effect of making it easier for OFS Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of OFS Advisor. In a rising interest rate environment, this risk may increase as interest rates continue to rise. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, OFS Advisor could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in OFS Advisor’s income incentive fee resulting from such a general increase in interest rates.
We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss.
OFS Advisor is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold, and we may be required to pay OFS Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio.
We may pay an incentive fee on income we do not receive in cash.
The part of the incentive fee payable to OFS Advisor that relates to our Pre-Incentive Fee Net Investment Income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive previously accrued deferred income in cash.
OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, OFS Advisor does not assume any responsibility to us other than to render the services called for under the Investment Advisory Agreement, and it is not responsible for any action of our Board in following or declining to follow OFS Advisor’s advice or recommendations. OFS Advisor maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, OFS Advisor and its affiliates and its and their respective directors, officers, managers, members, employees, partners and shareholders are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misconduct, bad faith, gross negligence or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its affiliates and its and their respective directors, officers, managers, members, employees, partners and shareholders from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by OFS Advisor of its obligations under the Investment Advisory Agreement, except where attributable to willful misconduct, bad faith, gross negligence or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.
The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
We may not replicate the historical results achieved by other entities managed or sponsored by OFSAM’s affiliates.
Our primary focus in making investments may differ from other proprietary investments or the investments of other investment funds, accounts or other investment vehicles that are or have been managed by OFSAM’s affiliates. Although OFSAM’s historical concentration has been investments in debt securities, we intend to pursue an investment strategy that will focus primarily on investments in CLO securities. Because our investment strategy is different from that of other entities managed by OFSAM’s affiliates, and we cannot assure you that we will replicate the historical results achieved by these entities, we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, current or future market volatility and regulatory uncertainty that is distinct to investments included in our investment strategy may have an adverse impact on our future performance.
Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
Our Board has the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely affect our business, impair our ability to make distributions and affect the value of our stock.
We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to maintain our tax treatment as a RIC.
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to maintain our RIC status. As a RIC, we are not subject to U.S. federal income tax imposed at corporate rates on our income and capital gains that we timely distribute (or that we are deemed to distribute) to our stockholders. To maintain RIC status under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The source-of-income requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each calendar quarter. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
We must also meet an annual distribution requirement to qualify for RIC tax treatment. The distribution requirement for a RIC generally will be satisfied if we timely distribute at least 90% of our ICTI to our stockholders on an annual basis (the “Annual Distribution Requirement”). We will be subject, to the extent we use debt financing or preferred stock, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we could fail to maintain our qualification for the tax benefits available to RICs and, thus, become subject to U.S. federal income tax.
If we fail to qualify for tax treatment as a RIC for any reason and become subject to U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders.
There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
We intend to make distributions on a quarterly basis, payable monthly, to holders of our common stock out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions.
We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income tax in excess of the cash distributions they receive.
We have declared, and may in the future declare, taxable dividends that are payable to our stockholders in cash or in shares of our common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. For example, on September 1, 2023, our Board declared a dividend of $0.55 for the quarter ended October 31, 2023, which was paid in cash or shares of our common stock at the election of stockholders subject to a limitation that no more than 20% of the total distribution were payable in cash. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The IRS has published a revenue procedure indicating that this rule will apply where the total amount of cash to be distributed is limited provided that the total amount of cash to be distributed is not less than 20% of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay U.S. federal income tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it received as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Such discounts will be included in income before we receive any corresponding cash payments. We also may be required to include certain other amounts in income that we will not receive in cash.
Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities for this purpose. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income taxes at corporate rates.
Our cash distributions to common stockholders may change and a portion of our distributions to common stockholders may be a return of capital.
The amount of our cash distributions may increase or decrease at the discretion of our Board, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may need to reduce the level of our cash distributions in the future. In addition, we may not be able to sustain our current level of distributions even if we successfully implement our investment strategy. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for U.S. federal income tax reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, holders of common stock should not assume that the sole source of any of our distributions is ICTI. Any reduction in the amount of our distributions would reduce the amount of cash received by our holders of common stock and could have a material adverse effect on the market price of shares of our common stock. See “Risks Related to Our Investments—CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments”, “—Our investments are subject to prepayment risk” and “—Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations” in this Prospectus.
Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
In order to obtain and maintain our RIC tax treatment, among other things, we generally are required to timely distribute each taxable year at least 90% of our ICTI. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results.
Events outside of our control, including public health crises, elevated interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
Periods of market volatility may continue to occur in response to rising interest and elevated inflation rates, public health crises, or other events outside of our control. These types of events will continue to lead to disruptions in local, regional, national and global markets and economies, may lead to a recession, and have adversely affected, and will continue to adversely affect, our operating results.
In the recent past, inflation rates, food and energy costs increased, reflecting labor market, supply chain and transportation disruptions. In response, the U.S. Federal Reserve raised interest rates several times and may continue to do so.
Any of the foregoing factors, or other cascading effects of rising interest and elevated inflation rates, will materially increase our costs, negatively impact our investment income and damage our results of operations and liquidity position, possibly to a significant degree. These impacts, the duration of which remains uncertain, have affected and will continue to adversely affect the Company’s operating results.
Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
The current worldwide financial markets situation, as well as various social, economic and political tensions in the United States and around the world (including war, terrorist attacks and other forms of conflict), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. For example, global financial markets are currently experiencing supply chain disruptions, significant labor and resource shortages, elevated interest rates and the effects of high inflation. In addition, there is currently geopolitical, economic and financial market instability in the United States, the United Kingdom, the European Union and China.
The ongoing war between Russia and Ukraine and the resulting global responses, including economic sanctions by the United States, the European Union and other countries, and the escalated armed conflict in the Middle East have increased and could continue to increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The extent and duration of the ongoing conflicts in Ukraine and the Middle East and the repercussions of such conflicts are impossible to predict, but could result in significant market disruptions and may further negatively affect global supply chains, energy prices, inflation and global growth.
The current elevated inflationary environment may continue and some economists predict that the U.S. economy may enter an economic recession. The current economic and financial market instability as well as the risk of recession, may lead to financial institutions limiting their lending activity and refinancing transactions. It may become difficult for us to secure appropriate financing to finance the growth of our investments on acceptable economic terms. Market volatility is also likely to result in borrower defaults and/or restructuring of existing credit arrangements.
The global pandemic caused by the outbreak of the novel strain of coronavirus ("COVID-19") has in the past led, and may continue to lead, to significant economic disruption in the economy of the United States and the economies of other nations. While many of the emergency measures and recommendations imposed by governmental authorities in response to the pandemic, including restrictions on travel and the closure of non-essential businesses have been eased, the pandemic and the resulting economic dislocations caused substantial disruption, volatility and a reduction in liquidity in the capital markets and the credit markets, including the leveraged loan market specifically, which may continue for an extended period. Any such volatility or additional waves of the COVID-19 outbreak or future pandemics, as well as the generally negative economic impact of such events, may have adverse impacts on our business and our results of operations and financial condition. While markets have stabilized, a period of deterioration and volatility could re-emerge.
We may also be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.
Overall uncertainty in the economic environment globally and in the United States may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability. We continuously monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Adverse developments in the credit markets may impair our ability to secure debt financing.
In past economic downturns, such as the financial crisis in the United States that began in mid-2007 and during other times of extreme market volatility, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. Elevated interest rates and the effects of high inflationary environments may continue, and it is possible the U.S. economy may enter an economic recession. As a result, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.
Previous economic downturns have resulted in, among other things, increased draws by borrowers on revolving lines of credit and increased requests by borrowers for amendments, modifications and waivers of their credit agreements to avoid default or changed payment terms, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans. In addition, the duration and effectiveness of responsive measures implemented by governments and central banks to slow the effects of economic downturns cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments or governmental policies, may contribute to the development of, or result in an increase in, market volatility, illiquidity and other adverse effects that could negatively impact the credit markets and us.
If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may be favorable or if adverse conditions in particular sectors of the financial markets could adversely impact our business.
We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience high levels of default on the collateral that they hold. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in the securities of relatively few issuers.
Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.
To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your best interests or those of other security holders.
This concentration of beneficial ownership also might harm the market price of our securities by:
•delaying, deferring or preventing a change in corporate control;
•impeding a merger, consolidation, takeover or other business combination involving us; or
•discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.
Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
Registered investment companies generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a registered investment company and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a registered investment company’s outstanding voting securities will be considered an affiliate of the registered investment company for purposes of the 1940 Act, and a registered investment company generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the registered investment company’s independent directors. Additionally, without the approval of the SEC, a registered investment company is prohibited from engaging in purchases or sales of assets or joint transactions with the registered investment company’s officers, directors, and employees, and advisor (and its affiliates).
Registered investment companies may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a registered investment company may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the registered investment company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the registered investment company’s advisor, acting on the registered investment company’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the registered investment company’s interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit a registered investment company to invest in any issuer in which the advisor or other affiliates has previously invested.
On August 4, 2020, we received the Order from the SEC, which superseded our prior co-investment exemptive order issued on October 12, 2016, and which permits us greater flexibility to enter into co-investment transactions. The Order permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor provided we comply with certain conditions. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
In addition, we may file an application for an amendment to our existing Order to permit us to participate in follow-on investments in our existing portfolio companies with private funds that do not hold any investments in such existing portfolio companies. However, if filed, there is no guarantee that such application will be granted.
When we invest alongside OFSAM Holdings and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, and/or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return profile of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in the CLO structures in which we intend to invest or in derivative instruments in which we may invest. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Any such leverage we incur may be secured and/or unsecured and senior and/or subordinated. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in our overall structure.
Leverage creates risks which may adversely affect the return for the holders of shares of our common stock, including:
•The likelihood of greater volatility of NAV and market price of shares of our common stock;
•Fluctuations in the interest rates on borrowings and short-term debt;
•Increased operating costs, which may reduce our total return to the holders of shares of our common stock;
•The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred stock, will be borne by holders of shares of our common stock; and
•The potential for a decline in the value of an investment acquired through leverage while our obligations under such leverage remain fixed.
The more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on shares of our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we are generally required to meet certain asset coverage ratios, defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. We presently have $23.0 million of the Series C Term Preferred Stock principal outstanding with a preferred rate equal to 6.125% per annum issued in April of 2021, $3.0 million of the Series D Term Preferred Stock principal outstanding with a preferred rate equal to 6.00% per annum issued in June of 2021, and $35.0 million of the Series E Term Preferred Stock principal outstanding with a preferred rate equal to 5.25% per annum issued in December of 2021.
If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. The amount of leverage that we employ will depend on OFS Advisor’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.
We may enter into reverse repurchase agreements, which are another form of leverage.
We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.
Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our NAV would decline, and, in some cases, we may be worse off than if we had not used such instruments.
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage.
We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming shares of our Series C Term Preferred Stock, our Series D Term Preferred Stock, our Series E Term Preferred Stock, or of a portion of any future series of preferred stock or notes that may be outstanding) at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders.
We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of the holders of our common stock approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing holders of our common stock, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more shares of our common stock, then the percentage ownership of the holders of our common stock at that time will decrease, and holders of our common stock may experience dilution.
Provisions of the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
The Delaware General Corporation Law (“DGCL”) contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our Amended and Restated Certificate of Incorporation and Bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act, generally prohibits a Delaware corporation from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of its voting stock, or with its affiliates, unless its directors or stockholders approve the business combination in the prescribed manner. Our Board has adopted a resolution exempting any business combination that we engage in from Section 203 of the DGCL, so long as our Board, including a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the acquiring person, first approves the business combination. If our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Amended and Restated Certificate of Incorporation classifying our Board in three classes serving staggered three-year terms, and provisions of our Amended and Restated Certificate of Incorporation authorizing our Board to classify or reclassify preferred stock in one or more classes or series, and to cause the issuance of additional shares of our common stock. These provisions, as well as other provisions of our Amended and Restated Certificate of Incorporation and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.
Changes in laws or regulations governing our business, or changes in the interpretations thereof, may adversely affect our business, results of operations or cause us to alter our business strategy.
We, the CLO vehicles in which we invest, and the portfolio companies whose securities are held by such CLO vehicles will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal securities laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor’s investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. See also, “—The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.”
The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.
SEC staff, from time to time, has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. Previously, the staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff will reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition and/or our results of operations. We are unable to assess the likelihood or timing of any such future regulatory development.
Increased geopolitical unrest, terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist activity and the continued threat of terrorism and acts of civil or international hostility, acts of war, global health emergencies or natural disasters as well as government responses to these types of threats, may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, acts of war, global health emergencies or natural disasters could further affect the domestic and global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.
The impact of legal, tax and regulatory changes in the United States is uncertain and may directly affect financial institutions and the global economy.
Changes in federal policy, including tax policies, and at regulatory agencies are expected to occur over time through policy and personnel changes, which may lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The effect of any future rules or regulations could be complex and far-reaching, and could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.
In addition, the nature, timing and economic and political effects of potential changes to the legal and regulatory frameworks affecting financial institutions remain highly uncertain. Uncertainty surrounding future changes may adversely affect our operating environment and therefore our business, financial condition, results of operations and growth prospects.
Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.
We regularly maintain cash balances at third-party financial institutions in excess of the Federal Deposit Insurance Corporation insurance limit. If a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to invested cash or cash equivalents could be limited which would adversely impact our results of operations or financial condition.
Global climate change may impact the businesses in which we invest and harm our business, operating results and financial condition.
There may be evidence of global climate change. Climate change creates physical and financial risk and some of the companies whose loans are held by the CLO vehicles in which we invest may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of companies whose loans are held by the CLO vehicles in which we invest if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of these companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more backup systems, adding to costs, and can contribute to increased system stresses, including service interruptions.
Further, the current U.S. presidential administration has focused on climate change policies and has re-joined the Paris Agreement, which includes commitments from countries to reduce their greenhouse gas emissions, among other commitments. The Paris Agreement and other regulatory and voluntary initiatives launched by international, federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose our investments to other types of transition risks, such as: (i) political and policy risks (including changing regulatory incentives, and legal requirements, including with respect to greenhouse gas emissions, that could result in increased costs or changes in business operations); (ii) regulatory and litigation risks (including changing legal requirements that could result in increased permitting, tax and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief from impacts related to climate change); (iii) technology and market risks (including a declining market for investments in industries seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions); (iv) business trend risks (including the increased attention to environmental, social and governance (“ESG”) considerations by our investors, including in connection with their determination of whether to invest); and (v) potential harm to our reputation if our stockholders believe that we are not adequately or appropriately responding to climate change and/or climate risk management, including through the way in which we operate our business, the composition of our portfolio, our new investments or the decisions we make to continue to conduct or change our activities in response to climate change considerations.
Risks Related to Our Investments
Investing in senior secured loans indirectly through CLO securities involves particular risks.
We are exposed to underlying senior secured loans and other credit investments through investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Loans may become nonperforming or impaired for a variety of reasons. Such nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty. Additionally, under certain circumstances, the equity owners of the borrowers in which CLOs invest may recoup their investments in the borrower, through a dividend recapitalization, before the borrower makes payments to the lender. For these reasons, an investor in a CLO may experience a reduced equity cushion or diminution of value in any debt investment, which may ultimately result in the CLO investor experiencing a loss on its investment before the equity owner of a borrower experiences a loss.
In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.
In addition, the portfolios of certain CLOs in which we invest may contain “covenant-lite” loans. We use the term “covenant- lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their financial covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Our investments in CLO securities and other structured finance securities involve certain risks.
Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. We and other investors in CLO and other structured finance securities ultimately bear the credit risk of the underlying collateral. Most CLOs issue securities in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including CBOs and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities, trust preferred securities and emerging market debt. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.
In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and subordinated debt tranches will likely be subordinate in right of payment to other more senior classes of CLO debt; (4) the potential of spread compression in the underlying loans of a CLO, which could reduce credit enhancement in the CLO; and (5) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we may invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.
Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
We invest in subordinated notes issued by a CLO that comprise the equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes.
The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, utilizing up to approximately 9-13 times leverage, and therefore subordinated notes are subject to a risk of total loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.
CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied.
The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Relatively small numbers of defaults of instruments underlying CLOs in which we hold subordinated notes may adversely impact our returns. The leveraged nature of subordinated notes is likely to magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates. While the payments on CLO subordinated notes will vary, CLO subordinated notes may not offer the same level of protection against changes in interest rates as other floating rate instruments. An increase in interest rates would materially increase the financing costs of CLOs. Since underlying instruments held by a CLO may have benchmark floors, there may not be corresponding increases in investment income to the CLO (if the benchmark increases but stays below the floor rate of such instruments) resulting in smaller distribution payments on CLO subordinated notes.
Subordinated notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that we determine to sell them. Investments in CLO subordinated notes may have complicated accounting and tax implications.
Our investments in the primary CLO market involve certain additional risks.
Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.
Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, we do not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to risk of loss if one or more of the CLOs in which we invest experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, lose key portfolio management employees or sell its business.
Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for investments in bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same collateral manager. To the extent we invest in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring together.
We may be subject to risks associated with our investments in the technology industry.
A portion of the obligors of loans underlying our CLO investments operate in the technology industry. Companies that target technology-related markets face risks, including rapid and sometimes dramatic price erosion of products, the reliance on capital and debt markets to finance large capital outlays, including fabrication facilities, the reliance on partners outside of the United States, particularly in Asia, and inherent cyclicality of the technology market in general. As a result of multiple factors, access to capital may be difficult or impossible for companies that are pursuing these markets. The revenue, income (or losses) and valuations of technology-related companies can, and often do, fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the obligors of loans underlying our CLO investments that operate in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of the CLO investments that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.
We may be subject to risks associated with our exposure to the healthcare and pharmaceuticals industry.
Any of the obligors of loans underlying our CLO investments operating in the healthcare and pharmaceuticals industry are subject to extensive government regulation and certain other risks particular to that industry. Such obligors are subject to extensive regulation, including Medicare and Medicaid payment rules and regulation, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage handling and administration of pharmaceuticals. If any of the obligors of loans underlying our CLO investments or the companies to which they provide such technology fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Companies in the healthcare information or services industry are also subject to the risk that changes in applicable regulations will render their technology obsolete or less desirable in the marketplace.
Companies in the healthcare information and services industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of the obligors of loans underlying our CLO investments and, in turn, impair our ability to timely collect payments owed to us.
Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.
Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.
Negative loan ratings migration may also place pressure on the performance of certain of our investments.
Under the terms of a CLO’s indenture, assets rated “CCC+” or lower or its equivalent in excess of applicable limits generally do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, a general decrease in ratings across a CLO’s loans could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and subordinated debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.
Our investments in CLOs and other investment vehicles will result in additional expenses to us.
We invest in CLO securities and may invest, to the extent permitted by law, in securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to OFS Advisor with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of OFS Advisor as well as indirectly bear the management and performance fees and other expenses of any investment vehicles in which we invest.
In the course of our investing activities, we pay management and incentive fees to OFS Advisor and reimburse OFS Advisor for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.
Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
We invest primarily in equity and subordinated debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we will invest. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO will be audited and reported upon, nor will an opinion be expressed, by an independent public accountant.
Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.
CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
CLOs and other structured finance securities in which we expect to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments. For example, some documents governing the loans underlying our CLO investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, in order to move collateral, or in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the CLOs in which we are invested.
The accounting and tax implications of the CLO investments that we intend to make are complicated and involve assumptions based on management’s judgment. In particular, reported earnings from CLO equity securities under U.S. generally accepted accounting principles, or “GAAP,” are recognized as an effective yield calculated from estimated total cash flows from the CLO investments over the expected holding periods of the investments, which can be as long as six to seven years. These estimated cash flows require assumptions regarding future transactions and events within the CLO entities concerning their portfolios and will be based upon the best information under the circumstances and may require significant management judgment or estimation. The principal assumptions included in these estimates include, but are not limited to, prepayment rates, interest rate margins on reinvestments, default rates, loss on default, and default recovery period within the CLO entities, and collateral liquidation prices. If any of these assumptions prove to be inaccurate, the estimated cash flows could also be inaccurate and could result in us accruing more income than we ultimately realize on such investments.
In contrast to GAAP earnings, ICTI on CLO equity securities is generally determined by the amount reported annually by the CLO on its passive foreign investment company (“PFIC”) annual information statement. GAAP earnings are based on the effective yields derived from cash flows from the CLO securities without regard to timing of income recognition for tax purposes, which may cause our GAAP earnings to diverge from our ICTI and may result in the characterization of a non-taxable (i.e., return of capital) distribution from CLO investments as interest income in our financial statements. Conversely, events within the CLO, such as gains from restructuring or the prepayment of the underlying loans, which may not impact CLO cash flows, can result in taxable income without similar income recognized for GAAP earnings. These differences between accounting treatment and tax treatment of income from these investments may resolve gradually over time or may resolve through recognition of a capital gain or loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity (i.e., temporary book-to-tax income differences). Additionally, under certain circumstances, we may be required to take into account income from CLO investments for tax purposes no later than such income is taken into account for GAAP purposes, which may accelerate our recognition of taxable income.
Current taxable earnings on these investments will generally not be determinable until after the end of the tax year of each individual CLO that ends within our fiscal year and the CLO sponsor provides its tax reporting to us, even though the investments will generate cash flow throughout our fiscal year. Since our income tax reporting to stockholders is on a calendar year basis, we will be required to estimate taxable earnings from these investments from October 31st, the end of our fiscal year, through December 31st. Effective execution of our distribution policy will require us to estimate taxable earnings from these investments and pay distributions to our stockholders based on these estimates. If our estimates of taxable earnings are greater than actual taxable earnings from these investments determined as of the end of the calendar year, a portion of the distributions paid during that year may be characterized as a return of capital. If our estimates of taxable earnings are lower than actual taxable earnings as of the end of the calendar year, we may incur excise taxes and/or have difficulties maintaining our tax treatment as a RIC. See “— We will be subject to U.S. federal income taxes at corporate rates if we are unable to maintain our tax treatment as a RIC.”
The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
Section 941 of the Dodd-Frank Act added a provision to the Exchange Act, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
Collateral managers of “open market CLOs” are no longer required to comply with the U.S. risk retention rules at this time. On February 9, 2018, a three-judge panel (the “Panel”) of the United States Court of Appeals for the D.C. Circuit (the “Appellate Court”) ruled in favor of an appeal by the Loan Syndications and Trading Association (the “LSTA”) against the SEC and the Board of Governors of the Federal Reserve System (the “Applicable Governmental Agencies”) that managers of so-called “open market CLOs” are not “securitizers” under Section 941 of the Dodd-Frank Act and, therefore, are not subject to the requirements of the U.S. risk retention rules (the “Appellate Court Ruling”). The LSTA was appealing from a judgment entered by the United States District Court for the District of Columbia (the “D.C. District Court”), which granted summary judgment in favor of the SEC and Federal Reserve and against the LSTA with respect to its challenges. On April 5, 2018, the D.C. District Court entered an order implementing the Appellate Court Ruling and thereby vacated the U.S. risk retention rules insofar as they apply to CLO managers of “open market CLOs”.
At this time, collateral managers of open market CLOs are no longer required to comply with the U.S. risk retention rules. It is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs”, and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.
In the European Union and the United Kingdom, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization, including any implementing regulation, technical standards and official guidance related thereto, as may be amended, varied or substituted from time to time (the “EU Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The EU Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, institutions for occupational retirement provision, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU
Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the EU Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the EU Securitization Regulation.
The UK Securitization Regulation was enacted in the UK by virtue of the operation of the European Union (Withdrawal) Act 2018 (“EUWA”), as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 (SI 2019/660) (including any implementing regulation, secondary legislation, technical and official guidance relating thereto (in each case, unless the context suggests otherwise, as amended, varied or substituted from time to time, the “UK Securitization Regulation” and together with the EU Securitization Regulation, the “Securitization Regulations”)).
The UK Securitization Regulation applies to insurance undertakings and reinsurance undertakings as defined in the Financial Services and Markets Act 2000 (“FSMA”), occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes, alternative investment fund managers as defined in the Alternative Investment Fund Managers Regulations 2013 which market or manage alternative investment funds in the UK, UCITS as defined in the FSMA, which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA, Financial Conduct Authority firms as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic law by virtue of the EUWA subject to amendments made by the Capital Requirements (Amendment) (EU Exit) Regulations 2018 (SI 2018/1401) and as amended (the "UK CRR"), CRR firms as defined in the UK CRR and certain consolidated affiliates of such UK CRR firms. Such institutional investors and each relevant affiliate is referred to herein as a "UK Affected Investor" and together with EU Affected Investors, the “Affected Investors”. UK Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the UK Securitization Regulation. The Securitization Regulations restrict Affected Investors from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the Securitization Regulations; and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulations and risk retention requirements that applied prior to the Securitization Regulations enactment, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU.
CLOs issued in Europe are generally structured in compliance with the Securitization Regulations so that Affected Investors can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the Securitization Regulations, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulations, it will limit the ability of EEA/UK regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulations and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance their collateral obligations, either of which developments could increase defaulted obligations above historic levels.
The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.
The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, regulatory guidance, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.
We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.
We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We also rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of such investments.
In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As a result, investors in these CLOs are not afforded the protections that investors in an investment company registered under the 1940 Act would have.
Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
Some of the CLOs in which we invest may constitute PFICs. If we acquire interests in PFICs that are treated as equity for U.S. federal income tax purposes, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to (i) any “excess distribution” or (ii) gain from the disposition of such shares as a taxable dividend by us to our shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our tax treatment as a RIC. Income we derive from a PFIC with respect to which we have made a qualifying elected fund (“QEF”) election will constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC provided that such income is derived in connection with our business of investing in stocks and securities or the PFIC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments.
Some of the CLOs in which we invest may constitute controlled foreign corporations or "CFCs.” If we hold more than 10% of the vote or value of the shares of a foreign corporation that is treated as a CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such tax year. Income we derive from a CFC will constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC provided that such income is derived in connection with our business of investing in stocks and securities or the CFC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.
If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax at corporate rates.
If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
The Foreign Account Tax Compliance Act (commonly referred to as “FATCA”) imposes a withholding tax of 30% on certain payments, generally consisting of U.S. source interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has issued proposed regulations that eliminate this requirement and state that taxpayers may rely on these proposed regulations until final regulations are issued. We expect that most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding tax. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and subordinated debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities and our operating results and cash flows.
Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.
In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances, we cannot assure you that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.
We and our investments are subject to interest rate risk.
Since we may incur leverage to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.
In a rising interest rate environment, any leverage that we incur may bear a higher interest rate than may currently be available to us. There may not, however, be a corresponding increase in our investment income. In the event that our interest expense were to increase relative to income, it might reduce our ability to service the interest obligations on, and to repay the principal of, our indebtedness, and our net investment income could be adversely impacted, as well as our capacity to pay distributions to our stockholders.
The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in a significant rising interest rate environment and/or economic downturn, loan defaults may increase, resulting in losses for the CLOs in which we invest and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results.
In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of CLOs.
SOFR Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in the Secured Overnight Financing Rate (“SOFR”) will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have SOFR floors such that, when SOFR is below the stated SOFR floor, the stated SOFR floor (rather than SOFR itself) is used to determine the interest payable under the loans. Therefore, if SOFR increases but stays below the average SOFR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO.
Reference Rate Risk. Following their publication on June 30, 2023, no settings of the London Interbank Offered Rate (“LIBOR”) continue to be published on a representative basis and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. On March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act (“LIBOR Act”), was signed into law in the United States. This legislation established a uniform benchmark replacement process for certain financial contracts that matured after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The Federal Reserve Board adopted a final rule in December 2022 implementing the LIBOR Act and specified benchmarks based on SOFR.
Although the transition process away from LIBOR has become increasingly well-defined, the transition process is complex. The adoption of SOFR as a reference rate for CLO transactions is recent, and there is minimal historical data. Although the Federal Reserve Bank of New York started publishing SOFR in 2018 and has started publishing historical indicative SOFR dating back to 2014, such historical data inherently involves assumptions, estimates and approximations. Since the initial publication of SOFR, daily changes in SOFR have, on occasion, been more volatile than daily changes in comparable reference rate or market rates, and SOFR rates may bear little or no relation to historical actual or historical indicative data. In addition, there are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate, and SOFR is an overnight rate while LIBOR reflects term rates at different maturities. The use of SOFR or other alternative reference rates could have adverse impacts on our business, financial condition and results of operations, including, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR or which have been transitioned away from LIBOR to a different rate like SOFR and, in any case, could result in a reduction in the value of certain investments held by us.
Benchmark Rate Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month term SOFR, 3-month term SOFR and/or other term SOFR or benchmark rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month term SOFR plus a spread. The 3-month term SOFR rate may fluctuate in excess of other potential term SOFR or other benchmark rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or different, but in any event, lower term SOFR or other benchmark rate. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term rate exceeds such other chosen term SOFR or other benchmark rate.
Also, given the structure of the incentive fee payable to OFS Advisor, a general increase in interest rates will likely have the effect of making it easier for OFS Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of OFS Advisor.
Our investments are subject to credit risk.
If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, or because the equity owner of such debtor recoups its investment before the borrower repays its obligations to the lender, either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.
Our investments are subject to prepayment risk.
Although OFS Advisor’s valuations and projections consider certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy a CLO’s covenants and identify acceptable assets may require the CLO’s collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash. Such action by a CLO’s collateral manager may reduce the yield that the CLO’s collateral manager is able to achieve. A CLO’s investment tests may incentivize the CLO’s collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities.
In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and, consequently, cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as we or a CLO collateral manager might realize excess cash from prepayments earlier than expected. There can be no assurance that CLO collateral managers will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed. If we or a CLO collateral manager are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net investment income and the fair value of that asset.
In addition, in most CLO transactions, CLO debt investors, such as us, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par.
We are subject to risks associated with loan assignments and participations.
We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by way of an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations we acquire in a portion of a debt obligation held by a selling institution (the “Selling Institution”) typically result in a contractual relationship only with such Selling Institution, not with the obligor. We would have the right to receive payments of principal, interest and any fees under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we may not directly benefit from the collateral supporting the debt obligation in which we purchased the Participation. As a result, we would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.
When we hold a Participation in a debt obligation, we may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most Participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).
A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many Participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.
The lack of liquidity in our investments may adversely affect our business.
The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in a partial or full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of part or all of their value in these circumstances.
High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have, at times, experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a limited trading market (or no trading market) for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. In addition, such loans are generally more difficult to purchase or sell than publicly traded securities because of, among other things: (1) holders of such loans may be offered confidential information relating to the borrower; (2) the unique and customized nature of the loan agreement; and (3) the private syndication of the loan. Although a secondary market may exist, risks like those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.
We may be exposed to counterparty risk.
We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.
We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which we invest. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of the part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If a CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the equity tranche.
In addition, with respect to certain swaps and synthetic securities, neither the CLOs nor we would usually have a contractual relationship with the entities, referred to as “Reference Entities,” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we would generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.
We are subject to risks associated with defaults on an underlying asset held by a CLO.
A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, will adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.
We are subject to risks associated with loan accumulation facilities.
We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this Prospectus. In addition, there is also mark-to-market risk in some loan accumulation facilities, and there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from three to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.
We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.
Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. For example, in the United States, if a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower: (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. federal bankruptcy law or even longer under state laws) before insolvency. Similar avoidance actions are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.
Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.
We may be exposed to risks if we invest in the securities of new issuers.
We may indirectly invest in the securities of new issuers and CLOs sponsored by new collateral managers. Investments in relatively new issuers (i.e., those having continuous operating histories of less than three years and CLOs sponsored by new collateral managers) may carry special risks and may be more speculative because such issuers or collateral managers are relatively unseasoned. Such issuers or collateral managers may also lack sufficient resources, may be unable to internally generate the funds necessary for growth and may find external financing to be unavailable on favorable terms or entirely unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.
We may expose ourselves to risks if we engage in hedging transactions.
While we do not currently engage in hedging transactions, if we engage in hedging transactions, we would expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates.
Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation at an acceptable price for anticipated fluctuations.
The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
We and our investments may be subject to currency risk.
Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we invest or intend to make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.
We and our investments are subject to risks associated with non-U.S. investing.
While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.
Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to us due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.
The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, interest rates, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.
Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by OFS Advisor, our valuation designee. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.
If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s adjusted tax basis in our securities on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those securities are sold or otherwise disposed of.
A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. To ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal income tax imposed at corporate rates on their earnings, which ultimately will reduce our return on such income and fees.
Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
Ratings agencies may, in accordance with the terms of the indentures of the CLOs in which we invest, review CLO tranches and their broadly syndicated loans. Such reviews have, in some cases, resulted in downgrades of broadly syndicated loans. Such downgrades of broadly syndicated loans, as well as downgrades of broadly syndicated loans in the future, could adversely impact the financial performance of the CLO vehicles in which we own equity tranches, thereby limiting the ability of such CLO vehicles to pay equity distributions to the Company in the future. The full extent of downgrades by ratings agencies of broadly syndicated loans is currently unknown, thereby resulting in a high degree of uncertainty with respect to the financial performance of the CLO vehicles in which we own equity tranches and their ability to pay equity distributions to the Company in the future.
Risks Related to an Investment in Our Securities
Our shares of common stock have traded at a discount from NAV and our Series C Term Preferred Stock and Series E Term Preferred Stock may not trade at favorable prices.
Shares of closed-end investment companies frequently trade at a market price that is less than the NAV that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. It is not possible to accurately predict whether any shares of our common stock will trade at, above, or below NAV. During times of market disruption and instability, shares of closed-end investment companies, including shares of our common stock, have traded below NAV as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock trades below its NAV, we will generally be unable to issue additional shares of our common stock. If additional funds are not available to us, we could be forced to curtail or cease our new investment activities, and our NAV could decrease and our level of distributions could be impacted. Additionally, as a result of volatile market conditions, we cannot provide any assurance that our Series C Term Preferred Stock and Series E Term Preferred Stock will trade at favorable prices.
The market price of our common stock may fluctuate and decrease significantly.
The trading price of our shares of common stock may fluctuate substantially. The price of our shares of common stock that will prevail in the market after any offering made pursuant to this Prospectus may be higher or lower than the price you pay to purchase shares of our common stock, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:
•price and volume fluctuations in the overall stock market from time to time;
•investor demand for our shares;
•significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•failure to qualify as a RIC or the loss of RIC status;
•any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•changes, or perceived changes, in the value of our portfolio investments;
•departures of any members of the Senior Investment Team;
•operating performance of companies comparable to us; or
•general economic conditions and trends and other external factors.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our share price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted pursuant to this Prospectus within the timeframe we have contemplated.
We currently anticipate that substantially all of the net proceeds of any offering conducted pursuant to this Prospectus will be invested in accordance with our investment objective within approximately one to three months after the consummation of such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of any such offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of any such offering within our contemplated timeframe after the completion of such offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.
We will have broad discretion over the use of proceeds of any offering conducted pursuant to this Prospectus and will use proceeds in part to satisfy operating expenses.
We will have significant flexibility in applying the proceeds of any offering conducted pursuant to this Prospectus and may use the net proceeds from any such offering in ways with which you may not agree, or for purposes other than those contemplated at the time of such offering. We will also pay operating expenses, and may pay other expenses, such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of any such offering, pending full investment, are used to pay operating expenses.
Your economic and voting interest in us, as well as your proportionate interest in our NAV, may be diluted if you do not fully exercise your subscription rights in any rights offering.
In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offering, own a smaller proportional interest in us, including with respect to voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offering.
In addition, if the subscription price is less than our NAV per share, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offering. Such dilution could be substantial.
If we issue additional preferred stock, the NAV and market value of our common stock will likely become more volatile.
We cannot assure you that the issuance of additional preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of additional preferred stock would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. In the event of a sharp decline in our NAV, we would be in danger of: (i) failing to maintain the required asset coverage of the preferred stock; (ii) a downgrade in the ratings, if any, of our preferred stock; or (iii) our current investment income being insufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may, at times, have disproportionate influence over our affairs.
Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
We may in the future issue debt securities or additional shares of preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, would not be available for distributions to our common stockholders.
Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
Rights of holders of our common stock are subordinated to the rights of holders of our indebtedness and to the rights of holders of our preferred stock. Therefore, dividends, distributions and other payments to holders of our common stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness or our preferred stock. In addition, under certain circumstances, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of our equity securities.

Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
Except as otherwise provided in our Amended and Restated Articles of Incorporation, Certificate of Designation for the Series C Term Preferred Stock, the Certificate of Designation for the Series D Term Preferred Stock, the Certificate of Designation for the Series E Term Preferred Stock or as otherwise required by law, (1) each holder of our preferred stock is entitled to one vote for each share of preferred stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding shares of preferred stock and shares of common stock will vote together as a single class; provided that holders of preferred stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of preferred stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Holders of shares of our preferred stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of shares of our preferred stock.
You may not receive distributions or our distributions may decline or may not grow over time.
We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future distributions are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future distributions may be harmed.
General Risk Factors
We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we have incurred and expect to continue to incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.
We are subject to risks related to corporate social responsibility.
Our business faces increasing public scrutiny related to ESG activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investments in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions.
We risk damage to our brand and reputation if we fail to act (or are perceived to not act) responsibly in a number of areas, such as diversity, equity and inclusion, environmental stewardship, corporate governance, support for local communities and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and our relationships with investors, all of which could adversely affect our business and results of operations. At the same time, there are various approaches to responsible investing activities and divergent views on the consideration of ESG topics. These differing views increase the risk that any action or lack thereof with respect to any ESG activities will be perceived negatively. “Anti-ESG” sentiment has gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies, legislation or issued related legal opinions. If investors subject to such legislation view any of our ESG activities as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in us and it could negatively affect the price of our common stock.
Regulatory initiatives related to ESG, and the scope and timing of these initiatives, could also adversely affect our business. The SEC has proposed rules to require disclosure of certain ESG-related matters, which may be adopted in 2024. At this time, there is uncertainty regarding the scope of such proposals or when they would become effective (if at all). Compliance with any new laws or regulations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our investments conduct business and adversely affect our profitability.
Further downgrades of the U.S. credit rating, impending automatic spending cuts or a government shutdown could negatively impact our liquidity, financial condition and earnings.
U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have previously lowered, or threatened to lower, the long-term sovereign credit rating on the United States.
The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time and may lead to additional U.S. federal government shutdowns. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.
Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our third-party vendors for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusions, including by computer hackers, nation-state affiliated actors, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. Despite careful security and controls design, our information technology systems and the information technology systems of our third-party vendors may be subject to security breaches and cyber-attacks, the result of which may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation damage to business relationships and damage to our competitiveness, stock price, and long-term stockholder value. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As our and our third party vendors’ reliance on technology has increased, so have the risks posed to our information systems, both internally and those provided by OFS Services and third-party service providers. OFS Advisor has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
In addition, cybersecurity has become a top priority for regulators around the world, including the SEC, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Even the most well-protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases are designed not be detected and, in fact, may not be detected. Accordingly, we and our service providers may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us and our service providers to entirely mitigate this risk.
Cybersecurity risks require continuous and increasing attention and other resources from us to, among other actions, identify and quantify these risks and upgrade and expand our technologies, systems and processes to adequately address such risks. Such attention diverts time and other resources from other activities and there is no assurance that our efforts will be effective. If we fail to comply with relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage. Further, the increased use of mobile and cloud technologies due to the proliferation of remote work and flexible work arrangements have heightened our vulnerability to a cybersecurity risk or incident. Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard systems could disrupt our operations or the operations of our service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct business operations. Extended periods of remote working, whether by us or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above.
We are subject to risks associated with artificial intelligence and machine learning technology.
Recent technological advances in artificial intelligence and machine learning technology (“Machine Learning Technology”) pose risks to us, OFS Advisor and any third parties that we engage with. We could be exposed to the risks of Machine Learning Technology if third-party service providers or any counterparties use Machine Learning Technology in their business activities. We and OFS Advisor are not in a position to control the use of Machine Learning Technology in third-party products or services. Use of Machine Learning Technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming partly accessible by other third-party Machine Learning Technology applications and users. Machine Learning Technology and its applications continue to develop rapidly, and we cannot predict the risks that may arise from such developments.
Machine Learning Technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that Machine Learning Technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would likely degrade the effectiveness of Machine Learning Technology. To the extent we are exposed to the risks of Machine Learning Technology use, any such inaccuracies or errors could adversely impact us and our business.
Increased data protection regulation may result in increased complexities and risk in connection with the operation of our business.
We operate in businesses that are highly dependent on information systems and technology. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Cybersecurity has become a priority for regulators in the U.S. and around the world. Many jurisdictions in which we or our investments operate have laws and regulations relating to data privacy, cybersecurity and protection of personal information, and many of these laws and regulations can be inconsistent across jurisdictions and are subject to evolving and, at times, conflicting interpretations. Government officials and regulators, privacy advocates and class action attorneys are increasingly scrutinizing how companies collect, process, use, store, share and transmit personal data. This scrutiny can result in new and shifting interpretations of existing laws, thereby further impacting our business. For example, the General Data Protection Regulation in the European Economic Area and the United Kingdom continues to be interpreted by European and UK courts in novel ways, leading to shifting requirements, country specific differences in application and uncertain enforcement priorities. More recently, new and emerging state laws in the United States on privacy, data and related technologies, such as the California Consumer Privacy Act and the California Privacy Rights Act, as well as industry self-regulatory codes and regulatory requirements, create new privacy and security compliance obligations and expand the scope of potential liability, either jointly or severally with our customers and suppliers. Non-compliance with any of the aforementioned laws, rules or regulations or other similar laws, rules and regulations, represents a serious risk to our business. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Breaches in security could potentially jeopardize our, our employees’ or our investors’ or counterparties’ confidential and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our, our employees’, our investors’, our counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of our business, liability to our investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if we fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties.
Given the risks described above or incorporated by reference herein, an investment in our securities may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in our securities.

Effects of Leverage [Table Text Block]

Hypothetical portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder(1)	(18.03)%	(10.59)%	(3.14)%	4.30%	11.74%

(1) Assumes projected investments of approximately $182.4 million and $59.9 million of leverage (which reflects outstanding leverage as of January 31, 2024), and assumes net assets of $122.5 million (which reflects net assets as of January 31, 2024) and total cost of leverage of approximately 6.43%. On November 19, 2023, all outstanding shares of the Series B Term Preferred Stock were redeemed and are excluded from the example.

Return at Minus Ten [Percent]	(18.03%)
Return at Minus Five [Percent]	(10.59%)
Return at Zero [Percent]	(3.14%)
Return at Plus Five [Percent]	4.30%
Return at Plus Ten [Percent]	11.74%
Share Price [Table Text Block]

	NAV(1)	Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions per Share
Period		High	Low
Fiscal Year 2024
First Quarter	$7.68	$7.25	$5.47	(5.6)%	(28.8)%	$0.30
Fiscal Year 2023
Fourth Quarter	$7.55	$8.52	$6.15	12.8%	(18.5)%	$0.55(3)
Third Quarter	$8.02	$10.15	$8.00	26.6%	(0.2)%	$0.55(4)
Second Quarter	$8.48	$10.50	$8.85	23.8%	4.4%	$0.55(5)
First Quarter	$10.13	$10.46	$7.88	3.3%	(22.2)%	$0.55(6)
Fiscal Year 2022
Fourth Quarter	$9.98	$10.99	$7.82	10.1%	(21.6)%	$0.55(7)
Third Quarter	$10.61	$12.79	$8.85	20.5%	(16.6)%	$0.55(8)
Second Quarter	$12.44	$13.40	$11.45	7.7%	(8.0)%	$0.55(9)
First Quarter	$13.72	$13.80	$11.85	0.6%	(13.6)%	$0.55(10)
(1)NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)Calculated as the respective high or low intraday sales price divided by quarter-end NAV.
(3)This distribution was partially paid in shares of our common stock. Stockholders had until October 17, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.65 million in cash and 943,865 shares of common stock, or approximately 6.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $6.98 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 16, 17 and 18, 2023.
(4)This distribution was partially paid in shares of our common stock. Stockholders had until July 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.19 million in cash and 571,338 shares of common stock, or approximately 4.7% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.33 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 17, 18 and 19, 2023.
(5)This distribution was partially paid in shares of our common stock. Stockholders had until April 12, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.12 million in cash and 488,020 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.18 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 11, 12 and 13, 2023.
(6)This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.04 million in cash and 449,158 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.25 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2023.
(7)This distribution was partially paid in shares of our common stock. Stockholders had until October 13, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.99 million in cash and 475,911 shares of common stock, or approximately 5.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.29 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 12, 13 and 14, 2022.
(8)This distribution was partially paid in shares of our common stock. Stockholders had until July 14, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.91 million in cash and 399,596 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.14 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 13, 14 and 15, 2022.
(9)This distribution was partially paid in shares of our common stock. Stockholders had until April 14, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.88 million in cash and 286,376 shares of common stock, or approximately 3.6% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $12.29 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 13, 14 and 15, 2022.
(10)This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.85 million in cash and 254,800 shares of common stock, or approximately 3.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.33 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2022.

Lowest Price or Bid		$ 5.47	$ 6.15	$ 8.00	$ 8.85	$ 7.88	$ 7.82	$ 8.85	$ 11.45	$ 11.85
Highest Price or Bid		$ 7.25	$ 8.52	$ 10.15	$ 10.50	$ 10.46	$ 10.99	$ 12.79	$ 13.40	$ 13.80
Highest Price or Bid, Premium (Discount) to NAV [Percent]		(5.60%)	12.80%	26.60%	23.80%	3.30%	10.10%	20.50%	7.70%	0.60%
Lowest Price or Bid, Premium (Discount) to NAV [Percent]		(28.80%)	(18.50%)	(0.20%)	4.40%	(22.20%)	(21.60%)	(16.60%)	(8.00%)	(13.60%)
NAV Per Share		$ 7.68	$ 7.55	$ 8.02	$ 8.48	$ 10.13	$ 9.98	$ 10.61	$ 12.44	$ 13.72
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Capital Stock [Table Text Block]
DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the DGCL and on our Amended and Restated Certificate of Incorporation and Bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our Amended and Restated Certificate of Incorporation and Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized stock consists of 90,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of shares of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.
Dividend Reinvestment Plan. We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our holders of common stock, unless the holder of common stock elects to receive cash by notifying the plan administrator, Equiniti Trust Company, LLC, in writing no later than 10 days prior to the record date for distributions to holders of common stock. If our Board authorizes, and we declare, a cash distribution, then our holders of common stock who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. On June 1, 2023, our Board adopted a change to our dividend reinvestment plan so that common stockholders who affirmatively arrange to participate in our dividend reinvestment plan through their broker or financial intermediary (who may be capable of facilitating such participation) or directly through our transfer agent, may receive a number of shares based on 95% of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for such distribution (i.e., the payment date), providing a 5% discount to the market price. See “—Dividend Reinvestment Plan.”
Preferred Stock
We are authorized to issue 10,000,000 shares of preferred stock. As of May 20, 2024, we had 2,440,000 shares of preferred stock outstanding. Our Amended and Restated Certificate of Incorporation authorizes the Board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Any time that we issue preferred stock, costs of the offering will be borne immediately at such time by holders of our common stock and result in a reduction of the NAV per share of common stock at that time. Prior to issuance of shares of each class or series of preferred stock, the Board is required by Delaware law and by our Amended and Restated Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of shares of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance of preferred stock and before any dividend or other distribution is made with respect to shares of our common stock and before any purchase of shares of our common stock is made, we maintain an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock, including the Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock, and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be; and (2) the holders of shares of preferred stock, including the Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940
Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Series C Term Preferred Stock
We are authorized to issue 10,000,000 shares of preferred stock, and we have designated 1,400,000 shares as Series C Term Preferred Stock, of which 920,000 shares of Series C Term Preferred Stock are outstanding. At the time of issuance, the Series C Term Preferred Stock was fully paid and non-assessable and had no preemptive, conversion or exchange rights or rights to cumulative voting.
Redemption. We are required to redeem all outstanding shares of the Series C Term Preferred Stock on April 30, 2026 at a redemption price equal to $25 per share, or the “Series C Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date of redemption. If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem shares of our outstanding preferred stock, including the Series C Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. We may, at any time, in our sole option, redeem the outstanding shares of Series C Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Series C Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
Ranking and Liquidation. The shares of Series C Term Preferred Stock, together with the Series D Term Preferred Stock, Series E Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series C Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series C Term Preferred Stock will be entitled to receive the Series C Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends. The Series C Term Preferred Stock will pay monthly dividends at a fixed annual rate of 6.125% of the Series C Liquidation Preference ($1.53125 per share per year), or the “Dividend Rate.” If we fail to redeem the Series C Term Preferred Stock as required on April 30, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series C Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series C Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series C Term Preferred Stock will be entitled to one vote for each share of Series C Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series C Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series C Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series C Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series C Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series C Term Preferred Stock.
Series D Term Preferred Stock
We are authorized to issue 10,000,000 shares of preferred stock, and we have designated 120,000 shares as Series D Term Preferred Stock, of which 120,000 shares of Series D Term Preferred Stock are outstanding. At the time of issuance, the Series D Term Preferred Stock was fully paid and non-assessable and had no preemptive, conversion or exchange rights or rights to cumulative voting.
Redemption. We are required to redeem all outstanding shares of the Series D Term Preferred Stock on June 10, 2026 at a redemption price equal to $25 per share, or the “Series D Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date of redemption. If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem shares of our outstanding preferred stock, including the Series D Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. We may, at any time, in our sole option, redeem the outstanding shares of Series D Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Series D Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
Ranking and Liquidation. The shares of Series D Term Preferred Stock, together with the Series C Term Preferred Stock, Series E Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series D Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series D Term Preferred Stock will be entitled to receive the Series D Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends. The Series D Term Preferred Stock will pay monthly dividends at a fixed annual rate of 6.00% of the Series D Liquidation Preference ($1.50 per share per year), or the “Dividend Rate.” If we fail to redeem the Series D Term Preferred Stock as required on June 10, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series D Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series D Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series D Term Preferred Stock will be entitled to one vote for each share of Series D Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series D Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series D Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series D Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series D Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series D Term Preferred Stock.
Series E Term Preferred Stock
We are authorized to issue 10,000,000 shares of preferred stock, and we have designated 1,400,000 shares as Series E Term Preferred Stock, of which 1,400,000 shares of Series E Term Preferred Stock are outstanding. At the time of issuance, the Series E Term Preferred Stock was fully paid and non-assessable and had no preemptive, conversion or exchange rights or rights to cumulative voting.
Redemption. We are required to redeem all outstanding shares of the Series E Term Preferred Stock on December 31, 2026 at a redemption price equal to $25 per share, or the “Series E Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date of redemption. If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem shares of our outstanding preferred stock, including the Series E Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. We may, at any time, in our sole option, redeem the outstanding shares of Series E Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Series E Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
Ranking and Liquidation. The shares of Series E Term Preferred Stock, together with the Series C Term Preferred Stock, Series D Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series E Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series E Term Preferred Stock will be entitled to the Series E Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends. The Series E Term Preferred Stock will pay monthly dividends at a fixed annual rate of 5.25% of the Series E Liquidation Preference ($1.3125 per share per year), or the “Dividend Rate.” If we fail to redeem the Series E Term Preferred Stock as required on December 31, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series E Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series E Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series E Term Preferred Stock will be entitled to one vote for each share of Series E Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series E Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series E Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series E Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series E Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series E Term Preferred Stock.
Provisions of the DGCL and Our Amended and Restated Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses.  The indemnification of our officers and directors is governed by Section 145 of the DGCL, our Amended and Restated Certificate of Incorporation and Bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (1) such person acted in good faith; (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.
Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.
DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination: (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (4) by the stockholders.
The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.
Our Amended and Restated Certificate of Incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock, or (4) for any transaction from which the director derives an improper personal benefit.
Our Amended and Restated Certificate of Incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. Nothing in our Amended and Restated Certificate of Incorporation modifying, restricting, or eliminating the duties or liabilities of directors shall apply to or in any way limit the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.
Delaware Anti-Takeover Law.  The DGCL and our Amended and Restated Certificate of Incorporation and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.
We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:
•prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.
Section 203 defines “business combination” to include the following:
•any merger or consolidation involving the corporation and the interested stockholder;
•any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.
In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.
If our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.
Election of Directors.  Under the DGCL, unless our Amended and Restated Certificate of Incorporation or Bylaws provide otherwise (which our Amended and Restated Certificate of Incorporation and Bylaws do not), a plurality of all the votes cast is sufficient to elect a director.
Classified Board of Directors.  Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies.  Our Amended and Restated Certificate of Incorporation provides that the number of directors will be set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than four nor more than nine. Under our Amended and Restated Certificate of Incorporation and Bylaws, any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.
Our Amended and Restated Certificate of Incorporation provides that a director may be removed only for cause, as defined in our Amended and Restated Certificate of Incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders.  Stockholder action can be taken only at an annual or special meeting of stockholders in accordance with the procedures set forth in our Bylaws. These provisions, combined with the requirements of our Bylaws regarding special meetings of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only: (a) by or at the direction of the Board; (b) pursuant to our notice of meeting; or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. Nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board, and provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Stockholder Meetings.  Our Amended and Restated Certificate of Incorporation and Bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the Board, the vice chairman of the Board, the chief executive officer, or two or more Board members. In addition, our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of our outstanding voting securities.
Conflict with the 1940 Act.  Our Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our Amended and Restated Certificate of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Potential Conversion to Open-End Fund
We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the directors then in office; (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon; and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of our portfolio, to the extent such positions are held. In the event of conversion, shares of our common stock would cease to be listed on the Nasdaq or any other national securities exchange or market system. The
Board believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert us to an open-end management investment company.
Repurchase of Shares and Other Discount Measures
Because shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAVs, the Board may from time to time determine that it may be in the interest of the holders of our common stock to take certain actions intended to reduce such discount. The Board, in consultation with OFS Advisor, will review at least annually the possibility of open market repurchases and/or tender offers for shares of our common stock and will consider such factors as the market price of shares of our common stock, the NAV of shares of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on our ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in shares of our common stock trading at a price which is equal to or approximates their NAV.
On December 7, 2021, the Board authorized a program under which we may repurchase up to $10.0 million of our outstanding shares of Series C Term Preferred Stock and Series E Term Preferred Stock. On December 5, 2023, the Board extended the repurchase program for an additional two-year period. Under this program, we may, but are not obligated to, repurchase our outstanding Series C Term Preferred Stock and Series E Term Preferred Stock in the open market from time to time through December 7, 2025. The timing and the amount of Series C Term Preferred Stock and Series E Term Preferred Stock to be repurchased will depend on a number of factors, including then-existing market conditions, liquidity, prospects for future access to capital, contractual restrictions, alternative investment opportunities and other factors. In addition, any repurchases will also be conducted in accordance with the 1940 Act. There are no assurances that we will engage in any repurchases. During the year ended October 31, 2023, no shares of preferred stock were repurchased.

Long Term Debt [Table Text Block]
DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this Prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this Prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.
We expect to enter into an indenture. This section includes a description of the material provisions that may be included in the indenture. Because this section is a summary, however, it does not describe every aspect of the potential debt securities and the indenture. If we enter into an indenture, we urge you to read it because the indenture, and not this description, defines your rights as a holder of debt securities. In addition to any indenture, we also will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “SEC Filing Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this Prospectus, will describe the particular terms of any series of debt securities being offered, including the following:
•the designation or title of the series of debt securities;
•the total principal amount of the series of debt securities;
•the percentage of the principal amount at which the series of debt securities will be offered;
•the date or dates on which principal will be payable;
•the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•the terms for redemption, extension or early repayment, if any;
•the currencies in which the series of debt securities are issued and payable;
•whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•the denominations in which the offered debt securities will be issued;
•the provision for any sinking fund;
•any restrictive covenants;
•any Events of Default (as defined in “Events of Default” below);
•whether the series of debt securities are issuable in certificated form;
•any provisions for defeasance or covenant defeasance;
•any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•whether the debt securities are subject to subordination and the terms of such subordination;
•whether the debt securities are secured and the terms of any security interest;
•the listing, if any, on a securities exchange; and
•any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 300% immediately after each such issuance. See “Regulation as a Closed-End Management Investment Company” in this Prospectus. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage” in this Prospectus.
General
The indenture may provide that any debt securities proposed to be sold under this Prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this Prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.
The indenture may not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture may also provide for more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this Prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture may not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We may have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities. See “—Global Securities” below.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
The indenture may include that only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we would recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors may not own debt securities directly. Instead, they may own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of our Debt Securities, we mean those who invest in the debt securities being offered by this Prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•how it handles securities payments and notices;
•whether it imposes fees or charges;
•how it would handle a request for the holders’ consent, if ever required;
•whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;
•an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•if we redeem less than all the debt securities of a particular series being redeemed, the Company will typically, but is not required to, follow DTC’s practice to determine by lot the amount to be redeemed from each of its participants holding that series;
•an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):
•we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);
•we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or
•on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; or
•any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Waiver of Default
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than
•the payment of principal, any premium or interest; or
•in respect of a covenant that cannot be modified or amended without the consent of each holder.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:
•where we merge out of existence or sell our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•we must deliver certain certificates and documents to the trustee; and
•we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Approval
First, there are changes that we cannot make to debt securities without specific approval of all holders. The following is a list of those types of changes:
•change the stated maturity of the principal of or interest on a debt security;
•reduce any amounts due on a debt security;
•reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•adversely affect any right of repayment at the holder’s option;
•change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•impair your right to sue for payment;
•adversely affect any right to convert or exchange a debt security in accordance with its terms;
•modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Form, Exchange and Transfer of Certificated Registered Securities
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
The Trustee under the Indenture
	We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.
Long Term Debt, Dividends and Covenants [Text Block]
CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and is subject to certain asset concentration limitations. Most CLOs are structured to allow for reinvestment of proceeds of repayments of assets over a specific period of time (typically four to five years). We intend to target cash flow CLOs, for which the terms and covenants of the structure are typically based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”

Other Securities [Table Text Block]
DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title and aggregate number of such subscription rights;
•the exercise price for such subscription rights (or method of calculation thereof);
•the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•the number of such subscription rights issued to each stockholder;
•the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•any termination right we may have in connection with such subscription rights offering;
•the terms of any rights to redeem, or call such subscription rights;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the subscription rights;
•the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.
Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Other Security, Description [Text Block]
DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title and aggregate number of such subscription rights;
•the exercise price for such subscription rights (or method of calculation thereof);
•the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•the number of such subscription rights issued to each stockholder;
•the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•any termination right we may have in connection with such subscription rights offering;
•the terms of any rights to redeem, or call such subscription rights;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the subscription rights;
•the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.
Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Outstanding Securities [Table Text Block]

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, $0.001 par value per share	90,000,000	None	16,060,771
Preferred Stock, $0.001 par value per share	10,000,000	None	2,440,000
Series C Term Preferred Stock, $0.001 par value per share	1,400,000	None	920,000
Series D Term Preferred Stock, $0.001 par value per share	120,000	None	120,000
Series E Term Preferred Stock, $0.001 par value per share	1,400,000	None	1,400,000

Outstanding Security, Title [Text Block]	Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of shares of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.
Market Yields Increase Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Market yields may increase, which would result in a decline in the price of the Series F Term Preferred Stock.

The prices of fixed income investments, such as the Series F Term Preferred Stock, vary inversely with changes in market yields. The market yields on securities comparable to the Series F Term Preferred Stock may increase, which would result in a decline in the secondary market price of shares of the Series F Term Preferred Stock prior to the Mandatory Redemption Date. See “Description of the Series F Term Preferred Stock—Dividends” in this prospectus supplement.

No Public Market For The Series F Term Preferred Stock Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Prior to this offering, there has been no public market for the Series F Term Preferred Stock, and we cannot assure you that the market price of the Series F Term Preferred Stock will not decline following the offering.

We have applied to list the Series F Term Preferred Stock on The Nasdaq Capital Market so that trading on the exchange will begin within 30 days from the date of this prospectus, subject to notice of issuance. During a period of up to 30 days from the date of this prospectus supplement, the Series F Term Preferred Stock will not be listed on any securities exchange. Prior to the expected commencement of trading, the underwriters may, but are not obligated, to make a market in the Series F Term Preferred Stock. Consequently, an investment in the Series F Term Preferred Stock during this period will be illiquid, and the holders may not be able to sell such securities. If a secondary market does develop during this period, holders of the Series F Term Preferred Stock may be able to sell such shares only at substantial discounts from the Liquidation Preference.

If we are unable to list the shares of the Series F Term Preferred Stock on a national securities exchange, the holders of such securities may be unable to sell them at all, or if they are able to, only at substantial discounts from the Liquidation Preference. Even if shares of the Series F Term Preferred Stock are listed on The Nasdaq Capital Market as anticipated, there is a risk that the market for such shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

Unabe To Deploy Proceeds Within The Timeframe Contemplated Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We cannot assure you that we will be able to successfully deploy the proceeds of this offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of this offering will be deployed within three months after the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. See “Use of Proceeds” in this prospectus supplement and the accompanying prospectus. To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe after the completion of this offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

Downgrade, Suspension Or Withdrawal Of The Credit Rating Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Series F Term Preferred Stock to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Series F Term Preferred Stock. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Series F Term Preferred Stock. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Series F Term Preferred Stock of any changes in our credit ratings. An explanation of the significance of any ratings may be obtained from the applicable rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. Neither we nor any underwriter undertakes any obligation to maintain any credit ratings or to advise holders of Series F Term Preferred Stock of any changes in our credit ratings. There can be no assurance that any credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant.

Preferred Stock Subordinate To Rights Of Holders Of Senior Indebtedness Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
The Series F Term Preferred Stock will be subordinate to the rights of holders of senior indebtedness.

While holders of the Series F Term Preferred Stock will have equal liquidation and distribution rights with holders of the Series C Term Preferred Stock, Series D Term Preferred Stock, Series E Term Preferred Stock and any other preferred stock that might be issued by us in the future, they will be subordinated to the rights of holders of our other senior indebtedness, if any. Therefore, dividends, distributions and other payments to holders of the Series F Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of the Series F Term Preferred Stock.

Preferred Stock Subject To Risk Of Early Redemption Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
The Series F Term Preferred Stock will be subject to a risk of early redemption and holders may not be able to reinvest their funds.

We may voluntarily redeem some or all of the outstanding shares of Series F Term Preferred Stock on or after October 31, 2026. We also may be forced to redeem some or all of the outstanding shares of Series F Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Series F Term Preferred Stock. We may have an incentive to redeem the Series F Term Preferred Stock voluntarily before the Mandatory Redemption Date if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the dividend rate on the Series F Term Preferred Stock. See “Description of the Series F Term Preferred Stock—Redemption—Optional Redemption” in this prospectus supplement.

If we redeem shares of the Series F Term Preferred Stock before the Mandatory Redemption Date, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in the Series F Term Preferred Stock.

Reinvestment Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Holders of the Series F Term Preferred Stock will bear reinvestment risk.

Given the potential for early redemption of the Series F Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series F Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

Dividend Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Holders of the Series F Term Preferred Stock will bear dividend risk.

We may be unable to pay dividends on the Series F Term Preferred Stock under some circumstances. The terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including the Series F Term Preferred Stock, under certain conditions.

Increased Gain Or Reduced Loss Upon Subsequent Sales Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
To the extent that our distributions represent a return of capital for U.S. federal income tax purposes, holders of the Series F Term Preferred Stock may recognize an increased gain or a reduced loss upon subsequent sales (including cash redemptions) of their shares of Series F Term Preferred Stock.

The dividends payable by us on the Series F Term Preferred Stock may exceed our current and accumulated earnings and profits as determined for U.S. federal income tax purposes. If that were to occur, it would result in the amount of distributions that exceed our earnings and profits being treated first as a return of capital to the extent of a holder’s adjusted tax basis in the holder’s Series F Term Preferred Stock and then, to the extent of any excess over the holder’s adjusted tax basis in the holder’s Series F Term Preferred Stock, as capital gain. Any distribution that is treated as a return of capital will reduce the holder’s adjusted tax basis in the holder’s Series F Term Preferred Stock, and subsequent sales (including cash redemptions) of such holder’s Series F Term Preferred Stock will result in recognition of an increased taxable gain or reduced taxable loss due to the reduction in such adjusted tax basis. See “Additional U.S. Federal Income Tax Matters—Taxation of U.S. Preferred Stockholders” in this prospectus supplement.

Delay In Redemption Of Preferred Stock Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
There is a risk of delay in our redemption of the Series F Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Mandatory Redemption Date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of shares of the Series F Term Preferred Stock might be adversely affected.

Investment Portfolio Is Recorded At Fair Value Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investment portfolio is recorded at fair value and OFS Advisor, our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments, and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with a written valuation policy approved by our Board. In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for good faith determinations of fair value, permits a fund to designate a valuation designee to perform fair value determinations, and addresses both the board’s and the valuation designee’s roles and responsibilities relating to fair valuation. On September 7, 2022, pursuant to Rule 2a-5, our Board designated OFS Advisor as the valuation designee to perform fair value determinations relating to our investments.
Typically, there is no public market for the type of investments we intend to target. As a result, OFS Advisor will determine the fair value of these securities at least quarterly, in good faith, and, as a result, there may be uncertainty as to the value of our portfolio investments.
The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are, to a significant degree, subjective and dependent on a valuation process undertaken by OFS Advisor and approved and overseen by our Board. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments will also be based, in part, upon third party valuation models which consider various unobservable inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by OFS Advisor or such models will not always allow OFS Advisor to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities, like those we hold that are not publicly traded, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. OFS Advisor’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. OFS Advisor’s determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.
The participation of OFS Advisor’s professionals in our valuation process could also result in a conflict of interest since OFS Advisor’s management fee is based, in part, on our “Total Equity Base”, defined as the sum of the NAV of our common stock and the paid-in capital of our preferred stock.

Ability To Manage And Deploy Capital Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital.
Our ability to achieve our investment objectives depends on OFS Advisor’s ability to effectively manage and deploy capital, which depends, in turn, on OFS Advisor’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.
Accomplishing our investment objectives on a cost-effective basis is largely a function of OFS Advisor’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this Prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by OFS Advisor on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

Dependent Upon OFS Senior Professionals Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are dependent upon OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
OFS Advisor is a wholly owned subsidiary of OFSAM, has no employees and depends upon access to the investment professionals and other resources of OFSC and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFSC to obtain access to deal flow generated by the professionals of OFSC and its affiliates. Under a staffing agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the following services to enable OFS Advisor to undertake and perform its business activities as an investment adviser: (i) the provision of staff necessary to meet all staffing requirements, including making available experienced investment professionals and access to the senior investment personnel of OFSC and its affiliates; and (ii) the services of certain named members of the investment committee of OFS Advisor. Experienced investment professionals include investment professionals with reasonable industry experience who are responsible for making investment decisions, conducting research and analysis, and managing risks to achieve their clients’ financial goals. Roles and titles of such individuals include, but are not limited to, directors, associates and analysts who evaluate, structure, monitor and review investments of OFS Advisor and its clients, including the Company. Senior investment personnel include investment professionals that have developed a broad network of contacts within the investment community and that have an average of over 25 years of investing experience, including experience with structuring and investing in CLOs, as well as investing in assets that constitute the underlying assets held by typical CLOs in which the Company will invest. Roles and titles of such individuals include president, chief executive officer, chief financial officer, senior managing director and managing director. To manage potential conflicts of interest that may arise as a result of the staffing agreement, OFS Advisor and its clients, including the Company, have jointly adopted a Code of Ethics that is designed to address potential conflicts of interest and establishes applicable policies, guidelines and procedures that promote ethical practices and conduct by all personnel of OFS Advisor and OFSC and prevent violations of applicable laws, including the Advisers Act and the 1940 Act.
The staffing agreement also provides for: (i) the identification of investment opportunities for OFS Advisor and its clients, and its affiliates and structured finance vehicles; (ii) evaluation (investment and credit analysis), structuring, monitoring and review of investments of OFS Advisor and its clients, and its affiliates and structured finance vehicles, and the negotiation and closing of investment transactions on behalf of OFS Advisor and its clients, and its affiliates and structured finance vehicles; (iii) legal, compliance and accounting functions; (iv) all other functions and duties of OFS Advisor and its affiliates that are customarily performed by other companies in similar businesses to OFS Advisor and its affiliates; and (v) such other services as may be agreed to from time to time between OFS Advisor and OFSC. We are not a party to this staffing agreement and cannot assure you that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure you that OFS Advisor will enforce the staffing agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.
We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objectives. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly the members of the Senior Investment Team. Each of these individuals is an employee at will of OFSC, and is not subject to an employment contract. In addition, we rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM Holdings and Chairman of the Structured Credit Investment Committee of OFS Advisor and Broadly Syndicated Investment Committee of OFS Advisor pursuant to a consulting agreement with Orchard Capital Corporation. The departure of Mr. Ressler, any of the Senior Investment Team, any of the senior managers of OFS, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.
We expect that OFS Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.
The investment committees that oversee our investment activities (the “Advisor Investment Committees”) are provided by OFS Advisor under the Investment Advisory Agreement. The loss of any member of the Advisor Investment Committees or of other OFS senior professionals could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.

Increasing Competition For Investment Opportunities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may face increasing competition for investment opportunities.
We may compete for investments with other investment funds (including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies, which could include commercial banks, investment banks, finance companies and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing than we are willing to offer. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a closed-end management investment company.

Advisor And Administrator Has Right To Resign On 60 Days’ Notice Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
OFS Advisor and the Administrator each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Advisor has the right under the Investment Advisory Agreement and the Administrator has the right under the Administration Agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our stockholders and other payments to security holders, are likely to be adversely affected and the market price of our securities may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by OFS Advisor and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Attract And Retain Qualified Personnel Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our success will depend on the ability of OFS Advisor to attract and retain qualified personnel in a competitive environment.
Our growth requires that OFS Advisor retain and attract new investment and administrative personnel in a competitive market. OFS Advisor’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which OFS Advisor competes for experienced personnel, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, will have greater resources than OFS Advisor.

Potential Conflicts Of Interest Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
There are significant potential conflicts of interest which could impact our investment returns.
Our executive officers and directors, and OFS Advisor and its officers and employees made available to it by an intercompany agreement with OFSC, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of OFS Advisor’s investment team are, and may in the future become, affiliated with entities engaged in business activities similar to those we intend to conduct, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff available to OFS Advisor will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, including separately managed accounts and private funds, and engage in other business ventures in which we have no interest. As a result of these separate business activities, OFS Advisor may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Related-Party Transactions and Certain Relationships” in our most recent Annual Proxy Statement.

Incentive Fee Structure Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our incentive fee structure may incentivize OFS Advisor to make certain investments, including speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to OFS Advisor is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage OFS Advisor to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it may otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. Additionally, we will recognize interest income on our CLO equity tranche investments based in substantial part on management’s multi-year assumptions regarding cash flows derived from such investments. As a result, management’s assumptions regarding cash flows from our investments will have an impact on the amount of Pre-Incentive Fee Net
Investment Income we recognize for a given period. This may encourage OFS Advisor to select assumptions more optimistic than actually achievable given economic conditions and circumstances. Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. See “—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “—CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.”

Increase In Interest Rates Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
A general increase in interest rates may have the effect of making it easier for OFS Advisor to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of our Investment Advisory Agreement with OFS Advisor, any general increase in interest rates will likely have the effect of making it easier for OFS Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of OFS Advisor. In a rising interest rate environment, this risk may increase as interest rates continue to rise. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, OFS Advisor could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in OFS Advisor’s income incentive fee resulting from such a general increase in interest rates.

Obligated To Pay OFS Advisor Incentive Compensation Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss.
OFS Advisor is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold, and we may be required to pay OFS Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio.

Incentive Fee On Income Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may pay an incentive fee on income we do not receive in cash.
The part of the incentive fee payable to OFS Advisor that relates to our Pre-Incentive Fee Net Investment Income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive previously accrued deferred income in cash.

Liability Is Limited Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, OFS Advisor does not assume any responsibility to us other than to render the services called for under the Investment Advisory Agreement, and it is not responsible for any action of our Board in following or declining to follow OFS Advisor’s advice or recommendations. OFS Advisor maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, OFS Advisor and its affiliates and its and their respective directors, officers, managers, members, employees, partners and shareholders are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misconduct, bad faith, gross negligence or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its affiliates and its and their respective directors, officers, managers, members, employees, partners and shareholders from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by OFS Advisor of its obligations under the Investment Advisory Agreement, except where attributable to willful misconduct, bad faith, gross negligence or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Administration Agreement Not Negotiated On An arm’s Length Basis Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

May Not Replicate Historical Results Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may not replicate the historical results achieved by other entities managed or sponsored by OFSAM’s affiliates.
Our primary focus in making investments may differ from other proprietary investments or the investments of other investment funds, accounts or other investment vehicles that are or have been managed by OFSAM’s affiliates. Although OFSAM’s historical concentration has been investments in debt securities, we intend to pursue an investment strategy that will focus primarily on investments in CLO securities. Because our investment strategy is different from that of other entities managed by OFSAM’s affiliates, and we cannot assure you that we will replicate the historical results achieved by these entities, we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, current or future market volatility and regulatory uncertainty that is distinct to investments included in our investment strategy may have an adverse impact on our future performance.

Board May Change Operating Policies Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
Our Board has the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely affect our business, impair our ability to make distributions and affect the value of our stock.

Subject To U.S. Federal Income Tax Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to maintain our tax treatment as a RIC.
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to maintain our RIC status. As a RIC, we are not subject to U.S. federal income tax imposed at corporate rates on our income and capital gains that we timely distribute (or that we are deemed to distribute) to our stockholders. To maintain RIC status under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The source-of-income requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each calendar quarter. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
We must also meet an annual distribution requirement to qualify for RIC tax treatment. The distribution requirement for a RIC generally will be satisfied if we timely distribute at least 90% of our ICTI to our stockholders on an annual basis (the “Annual Distribution Requirement”). We will be subject, to the extent we use debt financing or preferred stock, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we could fail to maintain our qualification for the tax benefits available to RICs and, thus, become subject to U.S. federal income tax.
If we fail to qualify for tax treatment as a RIC for any reason and become subject to U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders.

Holders Of Equity Securities May Not Receive Distributions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
We intend to make distributions on a quarterly basis, payable monthly, to holders of our common stock out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions.

Pay Distributions In Our Own Common Stock Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income tax in excess of the cash distributions they receive.
We have declared, and may in the future declare, taxable dividends that are payable to our stockholders in cash or in shares of our common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. For example, on September 1, 2023, our Board declared a dividend of $0.55 for the quarter ended October 31, 2023, which was paid in cash or shares of our common stock at the election of stockholders subject to a limitation that no more than 20% of the total distribution were payable in cash. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The IRS has published a revenue procedure indicating that this rule will apply where the total amount of cash to be distributed is limited provided that the total amount of cash to be distributed is not less than 20% of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay U.S. federal income tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it received as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

Difficulty Paying Required Distributions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Such discounts will be included in income before we receive any corresponding cash payments. We also may be required to include certain other amounts in income that we will not receive in cash.
Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities for this purpose. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income taxes at corporate rates.

Cash Distributions To Common Stockholders May Change Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our cash distributions to common stockholders may change and a portion of our distributions to common stockholders may be a return of capital.
The amount of our cash distributions may increase or decrease at the discretion of our Board, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may need to reduce the level of our cash distributions in the future. In addition, we may not be able to sustain our current level of distributions even if we successfully implement our investment strategy. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for U.S. federal income tax reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, holders of common stock should not assume that the sole source of any of our distributions is ICTI. Any reduction in the amount of our distributions would reduce the amount of cash received by our holders of common stock and could have a material adverse effect on the market price of shares of our common stock. See “Risks Related to Our Investments—CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments”, “—Our investments are subject to prepayment risk” and “—Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations” in this Prospectus.

Ordinary Income And Capital Gains Distributed To Stockholders Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
In order to obtain and maintain our RIC tax treatment, among other things, we generally are required to timely distribute each taxable year at least 90% of our ICTI. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results.

Events Outside Of Our Control Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Events outside of our control, including public health crises, elevated interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
Periods of market volatility may continue to occur in response to rising interest and elevated inflation rates, public health crises, or other events outside of our control. These types of events will continue to lead to disruptions in local, regional, national and global markets and economies, may lead to a recession, and have adversely affected, and will continue to adversely affect, our operating results.
In the recent past, inflation rates, food and energy costs increased, reflecting labor market, supply chain and transportation disruptions. In response, the U.S. Federal Reserve raised interest rates several times and may continue to do so.
Any of the foregoing factors, or other cascading effects of rising interest and elevated inflation rates, will materially increase our costs, negatively impact our investment income and damage our results of operations and liquidity position, possibly to a significant degree. These impacts, the duration of which remains uncertain, have affected and will continue to adversely affect the Company’s operating results.

Global Economic, Political And Market Conditions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
The current worldwide financial markets situation, as well as various social, economic and political tensions in the United States and around the world (including war, terrorist attacks and other forms of conflict), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. For example, global financial markets are currently experiencing supply chain disruptions, significant labor and resource shortages, elevated interest rates and the effects of high inflation. In addition, there is currently geopolitical, economic and financial market instability in the United States, the United Kingdom, the European Union and China.
The ongoing war between Russia and Ukraine and the resulting global responses, including economic sanctions by the United States, the European Union and other countries, and the escalated armed conflict in the Middle East have increased and could continue to increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The extent and duration of the ongoing conflicts in Ukraine and the Middle East and the repercussions of such conflicts are impossible to predict, but could result in significant market disruptions and may further negatively affect global supply chains, energy prices, inflation and global growth.
The current elevated inflationary environment may continue and some economists predict that the U.S. economy may enter an economic recession. The current economic and financial market instability as well as the risk of recession, may lead to financial institutions limiting their lending activity and refinancing transactions. It may become difficult for us to secure appropriate financing to finance the growth of our investments on acceptable economic terms. Market volatility is also likely to result in borrower defaults and/or restructuring of existing credit arrangements.
The global pandemic caused by the outbreak of the novel strain of coronavirus ("COVID-19") has in the past led, and may continue to lead, to significant economic disruption in the economy of the United States and the economies of other nations. While many of the emergency measures and recommendations imposed by governmental authorities in response to the pandemic, including restrictions on travel and the closure of non-essential businesses have been eased, the pandemic and the resulting economic dislocations caused substantial disruption, volatility and a reduction in liquidity in the capital markets and the credit markets, including the leveraged loan market specifically, which may continue for an extended period. Any such volatility or additional waves of the COVID-19 outbreak or future pandemics, as well as the generally negative economic impact of such events, may have adverse impacts on our business and our results of operations and financial condition. While markets have stabilized, a period of deterioration and volatility could re-emerge.
We may also be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.
Overall uncertainty in the economic environment globally and in the United States may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability. We continuously monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Adverse Developments In The Credit Markets Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Adverse developments in the credit markets may impair our ability to secure debt financing.
In past economic downturns, such as the financial crisis in the United States that began in mid-2007 and during other times of extreme market volatility, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. Elevated interest rates and the effects of high inflationary environments may continue, and it is possible the U.S. economy may enter an economic recession. As a result, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.
Previous economic downturns have resulted in, among other things, increased draws by borrowers on revolving lines of credit and increased requests by borrowers for amendments, modifications and waivers of their credit agreements to avoid default or changed payment terms, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans. In addition, the duration and effectiveness of responsive measures implemented by governments and central banks to slow the effects of economic downturns cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments or governmental policies, may contribute to the development of, or result in an increase in, market volatility, illiquidity and other adverse effects that could negatively impact the credit markets and us.
If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may be favorable or if adverse conditions in particular sectors of the financial markets could adversely impact our business.

Non-diversified Management Investment Company Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience high levels of default on the collateral that they hold. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in the securities of relatively few issuers.

Significant Stockholders Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.
To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your best interests or those of other security holders.
This concentration of beneficial ownership also might harm the market price of our securities by:
•delaying, deferring or preventing a change in corporate control;
•impeding a merger, consolidation, takeover or other business combination involving us; or
•discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

Transactions With Affiliates Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
Registered investment companies generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a registered investment company and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a registered investment company’s outstanding voting securities will be considered an affiliate of the registered investment company for purposes of the 1940 Act, and a registered investment company generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the registered investment company’s independent directors. Additionally, without the approval of the SEC, a registered investment company is prohibited from engaging in purchases or sales of assets or joint transactions with the registered investment company’s officers, directors, and employees, and advisor (and its affiliates).
Registered investment companies may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a registered investment company may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the registered investment company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the registered investment company’s advisor, acting on the registered investment company’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the registered investment company’s interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit a registered investment company to invest in any issuer in which the advisor or other affiliates has previously invested.
On August 4, 2020, we received the Order from the SEC, which superseded our prior co-investment exemptive order issued on October 12, 2016, and which permits us greater flexibility to enter into co-investment transactions. The Order permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor provided we comply with certain conditions. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
In addition, we may file an application for an amendment to our existing Order to permit us to participate in follow-on investments in our existing portfolio companies with private funds that do not hold any investments in such existing portfolio companies. However, if filed, there is no guarantee that such application will be granted.
When we invest alongside OFSAM Holdings and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, and/or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return profile of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.

Leverage Portfolio Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in the CLO structures in which we intend to invest or in derivative instruments in which we may invest. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Any such leverage we incur may be secured and/or unsecured and senior and/or subordinated. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in our overall structure.
Leverage creates risks which may adversely affect the return for the holders of shares of our common stock, including:
•The likelihood of greater volatility of NAV and market price of shares of our common stock;
•Fluctuations in the interest rates on borrowings and short-term debt;
•Increased operating costs, which may reduce our total return to the holders of shares of our common stock;
•The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred stock, will be borne by holders of shares of our common stock; and
•The potential for a decline in the value of an investment acquired through leverage while our obligations under such leverage remain fixed.
The more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on shares of our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we are generally required to meet certain asset coverage ratios, defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. We presently have $23.0 million of the Series C Term Preferred Stock principal outstanding with a preferred rate equal to 6.125% per annum issued in April of 2021, $3.0 million of the Series D Term Preferred Stock principal outstanding with a preferred rate equal to 6.00% per annum issued in June of 2021, and $35.0 million of the Series E Term Preferred Stock principal outstanding with a preferred rate equal to 5.25% per annum issued in December of 2021.
If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. The amount of leverage that we employ will depend on OFS Advisor’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Reverse Repurchase Agreements Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may enter into reverse repurchase agreements, which are another form of leverage.
We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.
Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our NAV would decline, and, in some cases, we may be worse off than if we had not used such instruments.

Raising Debt Capital Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage.
We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming shares of our Series C Term Preferred Stock, our Series D Term Preferred Stock, our Series E Term Preferred Stock, or of a portion of any future series of preferred stock or notes that may be outstanding) at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders.
We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of the holders of our common stock approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing holders of our common stock, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more shares of our common stock, then the percentage ownership of the holders of our common stock at that time will decrease, and holders of our common stock may experience dilution.

Provisions Of The Delaware General Corporation Law Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Provisions of the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
The Delaware General Corporation Law (“DGCL”) contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our Amended and Restated Certificate of Incorporation and Bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act, generally prohibits a Delaware corporation from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of its voting stock, or with its affiliates, unless its directors or stockholders approve the business combination in the prescribed manner. Our Board has adopted a resolution exempting any business combination that we engage in from Section 203 of the DGCL, so long as our Board, including a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the acquiring person, first approves the business combination. If our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Amended and Restated Certificate of Incorporation classifying our Board in three classes serving staggered three-year terms, and provisions of our Amended and Restated Certificate of Incorporation authorizing our Board to classify or reclassify preferred stock in one or more classes or series, and to cause the issuance of additional shares of our common stock. These provisions, as well as other provisions of our Amended and Restated Certificate of Incorporation and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Changes In Laws Or Regulations Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Changes in laws or regulations governing our business, or changes in the interpretations thereof, may adversely affect our business, results of operations or cause us to alter our business strategy.
We, the CLO vehicles in which we invest, and the portfolio companies whose securities are held by such CLO vehicles will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal securities laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor’s investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. See also, “—The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.”

SEC Investments Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.
SEC staff, from time to time, has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. Previously, the staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff will reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition and/or our results of operations. We are unable to assess the likelihood or timing of any such future regulatory development.

Geopolitical Unrest Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Increased geopolitical unrest, terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist activity and the continued threat of terrorism and acts of civil or international hostility, acts of war, global health emergencies or natural disasters as well as government responses to these types of threats, may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, acts of war, global health emergencies or natural disasters could further affect the domestic and global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.

Iimpact Of Legal, Tax And Regulatory Changes Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
The impact of legal, tax and regulatory changes in the United States is uncertain and may directly affect financial institutions and the global economy.
Changes in federal policy, including tax policies, and at regulatory agencies are expected to occur over time through policy and personnel changes, which may lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The effect of any future rules or regulations could be complex and far-reaching, and could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.
In addition, the nature, timing and economic and political effects of potential changes to the legal and regulatory frameworks affecting financial institutions remain highly uncertain. Uncertainty surrounding future changes may adversely affect our operating environment and therefore our business, financial condition, results of operations and growth prospects.

Cash And Cash Equivalents Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.
We regularly maintain cash balances at third-party financial institutions in excess of the Federal Deposit Insurance Corporation insurance limit. If a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to invested cash or cash equivalents could be limited which would adversely impact our results of operations or financial condition.

Global Climate Change Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Global climate change may impact the businesses in which we invest and harm our business, operating results and financial condition.
There may be evidence of global climate change. Climate change creates physical and financial risk and some of the companies whose loans are held by the CLO vehicles in which we invest may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of companies whose loans are held by the CLO vehicles in which we invest if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of these companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more backup systems, adding to costs, and can contribute to increased system stresses, including service interruptions.
Further, the current U.S. presidential administration has focused on climate change policies and has re-joined the Paris Agreement, which includes commitments from countries to reduce their greenhouse gas emissions, among other commitments. The Paris Agreement and other regulatory and voluntary initiatives launched by international, federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose our investments to other types of transition risks, such as: (i) political and policy risks (including changing regulatory incentives, and legal requirements, including with respect to greenhouse gas emissions, that could result in increased costs or changes in business operations); (ii) regulatory and litigation risks (including changing legal requirements that could result in increased permitting, tax and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief from impacts related to climate change); (iii) technology and market risks (including a declining market for investments in industries seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions); (iv) business trend risks (including the increased attention to environmental, social and governance (“ESG”) considerations by our investors, including in connection with their determination of whether to invest); and (v) potential harm to our reputation if our stockholders believe that we are not adequately or appropriately responding to climate change and/or climate risk management, including through the way in which we operate our business, the composition of our portfolio, our new investments or the decisions we make to continue to conduct or change our activities in response to climate change considerations.

Investing In Senior Secured Loans Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Investing in senior secured loans indirectly through CLO securities involves particular risks.
We are exposed to underlying senior secured loans and other credit investments through investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Loans may become nonperforming or impaired for a variety of reasons. Such nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty. Additionally, under certain circumstances, the equity owners of the borrowers in which CLOs invest may recoup their investments in the borrower, through a dividend recapitalization, before the borrower makes payments to the lender. For these reasons, an investor in a CLO may experience a reduced equity cushion or diminution of value in any debt investment, which may ultimately result in the CLO investor experiencing a loss on its investment before the equity owner of a borrower experiences a loss.
In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.
In addition, the portfolios of certain CLOs in which we invest may contain “covenant-lite” loans. We use the term “covenant- lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their financial covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Investments In CLO And Other Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investments in CLO securities and other structured finance securities involve certain risks.
Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. We and other investors in CLO and other structured finance securities ultimately bear the credit risk of the underlying collateral. Most CLOs issue securities in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including CBOs and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities, trust preferred securities and emerging market debt. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.
In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and subordinated debt tranches will likely be subordinate in right of payment to other more senior classes of CLO debt; (4) the potential of spread compression in the underlying loans of a CLO, which could reduce credit enhancement in the CLO; and (5) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we may invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Investments In Subordinated Or Equity CLO Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
We invest in subordinated notes issued by a CLO that comprise the equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes.
The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, utilizing up to approximately 9-13 times leverage, and therefore subordinated notes are subject to a risk of total loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.
CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied.
The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Relatively small numbers of defaults of instruments underlying CLOs in which we hold subordinated notes may adversely impact our returns. The leveraged nature of subordinated notes is likely to magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates. While the payments on CLO subordinated notes will vary, CLO subordinated notes may not offer the same level of protection against changes in interest rates as other floating rate instruments. An increase in interest rates would materially increase the financing costs of CLOs. Since underlying instruments held by a CLO may have benchmark floors, there may not be corresponding increases in investment income to the CLO (if the benchmark increases but stays below the floor rate of such instruments) resulting in smaller distribution payments on CLO subordinated notes.
Subordinated notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that we determine to sell them. Investments in CLO subordinated notes may have complicated accounting and tax implications.

Investments In The Primary CLO Market Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investments in the primary CLO market involve certain additional risks.
Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Portfolio Of Investments May Lack Diversification Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, we do not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to risk of loss if one or more of the CLOs in which we invest experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, lose key portfolio management employees or sell its business.
Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for investments in bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same collateral manager. To the extent we invest in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring together.

Technology Industry Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may be subject to risks associated with our investments in the technology industry.
A portion of the obligors of loans underlying our CLO investments operate in the technology industry. Companies that target technology-related markets face risks, including rapid and sometimes dramatic price erosion of products, the reliance on capital and debt markets to finance large capital outlays, including fabrication facilities, the reliance on partners outside of the United States, particularly in Asia, and inherent cyclicality of the technology market in general. As a result of multiple factors, access to capital may be difficult or impossible for companies that are pursuing these markets. The revenue, income (or losses) and valuations of technology-related companies can, and often do, fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the obligors of loans underlying our CLO investments that operate in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of the CLO investments that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Healthcare And Pharmaceuticals Industry Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may be subject to risks associated with our exposure to the healthcare and pharmaceuticals industry.
Any of the obligors of loans underlying our CLO investments operating in the healthcare and pharmaceuticals industry are subject to extensive government regulation and certain other risks particular to that industry. Such obligors are subject to extensive regulation, including Medicare and Medicaid payment rules and regulation, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage handling and administration of pharmaceuticals. If any of the obligors of loans underlying our CLO investments or the companies to which they provide such technology fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Companies in the healthcare information or services industry are also subject to the risk that changes in applicable regulations will render their technology obsolete or less desirable in the marketplace.
Companies in the healthcare information and services industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of the obligors of loans underlying our CLO investments and, in turn, impair our ability to timely collect payments owed to us.

CLO Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.

Failure By A CLO Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Negative Loan Ratings Migration Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Negative loan ratings migration may also place pressure on the performance of certain of our investments.
Under the terms of a CLO’s indenture, assets rated “CCC+” or lower or its equivalent in excess of applicable limits generally do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, a general decrease in ratings across a CLO’s loans could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and subordinated debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.

Additional Expenses Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investments in CLOs and other investment vehicles will result in additional expenses to us.
We invest in CLO securities and may invest, to the extent permitted by law, in securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to OFS Advisor with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of OFS Advisor as well as indirectly bear the management and performance fees and other expenses of any investment vehicles in which we invest.
In the course of our investing activities, we pay management and incentive fees to OFS Advisor and reimburse OFS Advisor for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

CLO Securities Less Transparent Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
We invest primarily in equity and subordinated debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we will invest. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO will be audited and reported upon, nor will an opinion be expressed, by an independent public accountant.
Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

Complex Documentation And Accounting Considerations Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
CLOs and other structured finance securities in which we expect to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments. For example, some documents governing the loans underlying our CLO investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, in order to move collateral, or in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the CLOs in which we are invested.
The accounting and tax implications of the CLO investments that we intend to make are complicated and involve assumptions based on management’s judgment. In particular, reported earnings from CLO equity securities under U.S. generally accepted accounting principles, or “GAAP,” are recognized as an effective yield calculated from estimated total cash flows from the CLO investments over the expected holding periods of the investments, which can be as long as six to seven years. These estimated cash flows require assumptions regarding future transactions and events within the CLO entities concerning their portfolios and will be based upon the best information under the circumstances and may require significant management judgment or estimation. The principal assumptions included in these estimates include, but are not limited to, prepayment rates, interest rate margins on reinvestments, default rates, loss on default, and default recovery period within the CLO entities, and collateral liquidation prices. If any of these assumptions prove to be inaccurate, the estimated cash flows could also be inaccurate and could result in us accruing more income than we ultimately realize on such investments.
In contrast to GAAP earnings, ICTI on CLO equity securities is generally determined by the amount reported annually by the CLO on its passive foreign investment company (“PFIC”) annual information statement. GAAP earnings are based on the effective yields derived from cash flows from the CLO securities without regard to timing of income recognition for tax purposes, which may cause our GAAP earnings to diverge from our ICTI and may result in the characterization of a non-taxable (i.e., return of capital) distribution from CLO investments as interest income in our financial statements. Conversely, events within the CLO, such as gains from restructuring or the prepayment of the underlying loans, which may not impact CLO cash flows, can result in taxable income without similar income recognized for GAAP earnings. These differences between accounting treatment and tax treatment of income from these investments may resolve gradually over time or may resolve through recognition of a capital gain or loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity (i.e., temporary book-to-tax income differences). Additionally, under certain circumstances, we may be required to take into account income from CLO investments for tax purposes no later than such income is taken into account for GAAP purposes, which may accelerate our recognition of taxable income.
Current taxable earnings on these investments will generally not be determinable until after the end of the tax year of each individual CLO that ends within our fiscal year and the CLO sponsor provides its tax reporting to us, even though the investments will generate cash flow throughout our fiscal year. Since our income tax reporting to stockholders is on a calendar year basis, we will be required to estimate taxable earnings from these investments from October 31st, the end of our fiscal year, through December 31st. Effective execution of our distribution policy will require us to estimate taxable earnings from these investments and pay distributions to our stockholders based on these estimates. If our estimates of taxable earnings are greater than actual taxable earnings from these investments determined as of the end of the calendar year, a portion of the distributions paid during that year may be characterized as a return of capital. If our estimates of taxable earnings are lower than actual taxable earnings as of the end of the calendar year, we may incur excise taxes and/or have difficulties maintaining our tax treatment as a RIC. See “— We will be subject to U.S. federal income taxes at corporate rates if we are unable to maintain our tax treatment as a RIC.”

Section 941 Of The Dodd-Frank Act And Other European Union Laws Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
Section 941 of the Dodd-Frank Act added a provision to the Exchange Act, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
Collateral managers of “open market CLOs” are no longer required to comply with the U.S. risk retention rules at this time. On February 9, 2018, a three-judge panel (the “Panel”) of the United States Court of Appeals for the D.C. Circuit (the “Appellate Court”) ruled in favor of an appeal by the Loan Syndications and Trading Association (the “LSTA”) against the SEC and the Board of Governors of the Federal Reserve System (the “Applicable Governmental Agencies”) that managers of so-called “open market CLOs” are not “securitizers” under Section 941 of the Dodd-Frank Act and, therefore, are not subject to the requirements of the U.S. risk retention rules (the “Appellate Court Ruling”). The LSTA was appealing from a judgment entered by the United States District Court for the District of Columbia (the “D.C. District Court”), which granted summary judgment in favor of the SEC and Federal Reserve and against the LSTA with respect to its challenges. On April 5, 2018, the D.C. District Court entered an order implementing the Appellate Court Ruling and thereby vacated the U.S. risk retention rules insofar as they apply to CLO managers of “open market CLOs”.
At this time, collateral managers of open market CLOs are no longer required to comply with the U.S. risk retention rules. It is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs”, and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.
In the European Union and the United Kingdom, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization, including any implementing regulation, technical standards and official guidance related thereto, as may be amended, varied or substituted from time to time (the “EU Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The EU Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, institutions for occupational retirement provision, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU
Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the EU Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the EU Securitization Regulation.
The UK Securitization Regulation was enacted in the UK by virtue of the operation of the European Union (Withdrawal) Act 2018 (“EUWA”), as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 (SI 2019/660) (including any implementing regulation, secondary legislation, technical and official guidance relating thereto (in each case, unless the context suggests otherwise, as amended, varied or substituted from time to time, the “UK Securitization Regulation” and together with the EU Securitization Regulation, the “Securitization Regulations”)).
The UK Securitization Regulation applies to insurance undertakings and reinsurance undertakings as defined in the Financial Services and Markets Act 2000 (“FSMA”), occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes, alternative investment fund managers as defined in the Alternative Investment Fund Managers Regulations 2013 which market or manage alternative investment funds in the UK, UCITS as defined in the FSMA, which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA, Financial Conduct Authority firms as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic law by virtue of the EUWA subject to amendments made by the Capital Requirements (Amendment) (EU Exit) Regulations 2018 (SI 2018/1401) and as amended (the "UK CRR"), CRR firms as defined in the UK CRR and certain consolidated affiliates of such UK CRR firms. Such institutional investors and each relevant affiliate is referred to herein as a "UK Affected Investor" and together with EU Affected Investors, the “Affected Investors”. UK Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the UK Securitization Regulation. The Securitization Regulations restrict Affected Investors from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the Securitization Regulations; and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulations and risk retention requirements that applied prior to the Securitization Regulations enactment, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU.
CLOs issued in Europe are generally structured in compliance with the Securitization Regulations so that Affected Investors can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the Securitization Regulations, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulations, it will limit the ability of EEA/UK regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulations and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance their collateral obligations, either of which developments could increase defaulted obligations above historic levels.
The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.
The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, regulatory guidance, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

Collateral Managers Of The CLOs Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.
We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We also rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of such investments.
In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As a result, investors in these CLOs are not afforded the protections that investors in an investment company registered under the 1940 Act would have.

Special Anti-deferral Provisions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
Some of the CLOs in which we invest may constitute PFICs. If we acquire interests in PFICs that are treated as equity for U.S. federal income tax purposes, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to (i) any “excess distribution” or (ii) gain from the disposition of such shares as a taxable dividend by us to our shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our tax treatment as a RIC. Income we derive from a PFIC with respect to which we have made a qualifying elected fund (“QEF”) election will constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC provided that such income is derived in connection with our business of investing in stocks and securities or the PFIC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments.
Some of the CLOs in which we invest may constitute controlled foreign corporations or "CFCs.” If we hold more than 10% of the vote or value of the shares of a foreign corporation that is treated as a CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such tax year. Income we derive from a CFC will constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC provided that such income is derived in connection with our business of investing in stocks and securities or the CFC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.
If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax at corporate rates.

CLO Withholding Requirements Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
The Foreign Account Tax Compliance Act (commonly referred to as “FATCA”) imposes a withholding tax of 30% on certain payments, generally consisting of U.S. source interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has issued proposed regulations that eliminate this requirement and state that taxpayers may rely on these proposed regulations until final regulations are issued. We expect that most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding tax. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and subordinated debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities and our operating results and cash flows.

Increased Competition In The Market Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.
In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances, we cannot assure you that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

Credit Risk Contract [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investments are subject to credit risk.
If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, or because the equity owner of such debtor recoups its investment before the borrower repays its obligations to the lender, either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Investment Prepayment Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our investments are subject to prepayment risk.
Although OFS Advisor’s valuations and projections consider certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy a CLO’s covenants and identify acceptable assets may require the CLO’s collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash. Such action by a CLO’s collateral manager may reduce the yield that the CLO’s collateral manager is able to achieve. A CLO’s investment tests may incentivize the CLO’s collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities.
In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and, consequently, cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as we or a CLO collateral manager might realize excess cash from prepayments earlier than expected. There can be no assurance that CLO collateral managers will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed. If we or a CLO collateral manager are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net investment income and the fair value of that asset.
In addition, in most CLO transactions, CLO debt investors, such as us, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par.

Loan Assignments And Participations Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are subject to risks associated with loan assignments and participations.
We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by way of an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations we acquire in a portion of a debt obligation held by a selling institution (the “Selling Institution”) typically result in a contractual relationship only with such Selling Institution, not with the obligor. We would have the right to receive payments of principal, interest and any fees under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we may not directly benefit from the collateral supporting the debt obligation in which we purchased the Participation. As a result, we would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.
When we hold a Participation in a debt obligation, we may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most Participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).
A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many Participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.

Lack Of Liquidity Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
The lack of liquidity in our investments may adversely affect our business.
The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in a partial or full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of part or all of their value in these circumstances.
High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have, at times, experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a limited trading market (or no trading market) for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. In addition, such loans are generally more difficult to purchase or sell than publicly traded securities because of, among other things: (1) holders of such loans may be offered confidential information relating to the borrower; (2) the unique and customized nature of the loan agreement; and (3) the private syndication of the loan. Although a secondary market may exist, risks like those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.

Counterparty Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may be exposed to counterparty risk.
We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.
We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which we invest. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of the part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If a CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the equity tranche.
In addition, with respect to certain swaps and synthetic securities, neither the CLOs nor we would usually have a contractual relationship with the entities, referred to as “Reference Entities,” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we would generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

Defaults On An Underlying Asset Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are subject to risks associated with defaults on an underlying asset held by a CLO.
A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, will adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

Loan Accumulation Facilities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are subject to risks associated with loan accumulation facilities.
We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this Prospectus. In addition, there is also mark-to-market risk in some loan accumulation facilities, and there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from three to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

Bankruptcy Or Insolvency Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.
Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. For example, in the United States, if a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower: (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. federal bankruptcy law or even longer under state laws) before insolvency. Similar avoidance actions are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.
Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

Securities Of New Issuers Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may be exposed to risks if we invest in the securities of new issuers.
We may indirectly invest in the securities of new issuers and CLOs sponsored by new collateral managers. Investments in relatively new issuers (i.e., those having continuous operating histories of less than three years and CLOs sponsored by new collateral managers) may carry special risks and may be more speculative because such issuers or collateral managers are relatively unseasoned. Such issuers or collateral managers may also lack sufficient resources, may be unable to internally generate the funds necessary for growth and may find external financing to be unavailable on favorable terms or entirely unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.

Hedging Transactions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may expose ourselves to risks if we engage in hedging transactions.
While we do not currently engage in hedging transactions, if we engage in hedging transactions, we would expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates.
Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation at an acceptable price for anticipated fluctuations.
The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Currency Risk Member [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We and our investments may be subject to currency risk.
Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we invest or intend to make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.

Non-U.S. Investing Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We and our investments are subject to risks associated with non-U.S. investing.
While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.
Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to us due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.
The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, interest rates, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Future Realized Losses Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by OFS Advisor, our valuation designee. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.
If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s adjusted tax basis in our securities on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those securities are sold or otherwise disposed of.

Qualifying Income Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. To ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal income tax imposed at corporate rates on their earnings, which ultimately will reduce our return on such income and fees.

Downgrades By Rating Agencies Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
Ratings agencies may, in accordance with the terms of the indentures of the CLOs in which we invest, review CLO tranches and their broadly syndicated loans. Such reviews have, in some cases, resulted in downgrades of broadly syndicated loans. Such downgrades of broadly syndicated loans, as well as downgrades of broadly syndicated loans in the future, could adversely impact the financial performance of the CLO vehicles in which we own equity tranches, thereby limiting the ability of such CLO vehicles to pay equity distributions to the Company in the future. The full extent of downgrades by ratings agencies of broadly syndicated loans is currently unknown, thereby resulting in a high degree of uncertainty with respect to the financial performance of the CLO vehicles in which we own equity tranches and their ability to pay equity distributions to the Company in the future.

Shares Of Common Stock Traded At Discount Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our shares of common stock have traded at a discount from NAV and our Series C Term Preferred Stock and Series E Term Preferred Stock may not trade at favorable prices.
Shares of closed-end investment companies frequently trade at a market price that is less than the NAV that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. It is not possible to accurately predict whether any shares of our common stock will trade at, above, or below NAV. During times of market disruption and instability, shares of closed-end investment companies, including shares of our common stock, have traded below NAV as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock trades below its NAV, we will generally be unable to issue additional shares of our common stock. If additional funds are not available to us, we could be forced to curtail or cease our new investment activities, and our NAV could decrease and our level of distributions could be impacted. Additionally, as a result of volatile market conditions, we cannot provide any assurance that our Series C Term Preferred Stock and Series E Term Preferred Stock will trade at favorable prices.

Market Price Of Common Stock Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
The market price of our common stock may fluctuate and decrease significantly.
The trading price of our shares of common stock may fluctuate substantially. The price of our shares of common stock that will prevail in the market after any offering made pursuant to this Prospectus may be higher or lower than the price you pay to purchase shares of our common stock, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:
•price and volume fluctuations in the overall stock market from time to time;
•investor demand for our shares;
•significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•failure to qualify as a RIC or the loss of RIC status;
•any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•changes, or perceived changes, in the value of our portfolio investments;
•departures of any members of the Senior Investment Team;
•operating performance of companies comparable to us; or
•general economic conditions and trends and other external factors.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our share price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Deploy Proceeds Of Any Offering Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted pursuant to this Prospectus within the timeframe we have contemplated.
We currently anticipate that substantially all of the net proceeds of any offering conducted pursuant to this Prospectus will be invested in accordance with our investment objective within approximately one to three months after the consummation of such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of any such offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of any such offering within our contemplated timeframe after the completion of such offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

Broad Discretion Over The Use Of Proceeds Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We will have broad discretion over the use of proceeds of any offering conducted pursuant to this Prospectus and will use proceeds in part to satisfy operating expenses.
We will have significant flexibility in applying the proceeds of any offering conducted pursuant to this Prospectus and may use the net proceeds from any such offering in ways with which you may not agree, or for purposes other than those contemplated at the time of such offering. We will also pay operating expenses, and may pay other expenses, such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of any such offering, pending full investment, are used to pay operating expenses.

Economic And Voting Interest May Be Diluted Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Your economic and voting interest in us, as well as your proportionate interest in our NAV, may be diluted if you do not fully exercise your subscription rights in any rights offering.
In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offering, own a smaller proportional interest in us, including with respect to voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offering.
In addition, if the subscription price is less than our NAV per share, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offering. Such dilution could be substantial.

Additional Preferred Stock Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
If we issue additional preferred stock, the NAV and market value of our common stock will likely become more volatile.
We cannot assure you that the issuance of additional preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of additional preferred stock would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. In the event of a sharp decline in our NAV, we would be in danger of: (i) failing to maintain the required asset coverage of the preferred stock; (ii) a downgrade in the ratings, if any, of our preferred stock; or (iii) our current investment income being insufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may, at times, have disproportionate influence over our affairs.

Indebtedness Or Preferred Dividends Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
We may in the future issue debt securities or additional shares of preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, would not be available for distributions to our common stockholders.

Common Stock Subject To Subordination Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
Rights of holders of our common stock are subordinated to the rights of holders of our indebtedness and to the rights of holders of our preferred stock. Therefore, dividends, distributions and other payments to holders of our common stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness or our preferred stock. In addition, under certain circumstances, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of our equity securities.

Preferred Stock Holders Right To Elect Members Of Board Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
Except as otherwise provided in our Amended and Restated Articles of Incorporation, Certificate of Designation for the Series C Term Preferred Stock, the Certificate of Designation for the Series D Term Preferred Stock, the Certificate of Designation for the Series E Term Preferred Stock or as otherwise required by law, (1) each holder of our preferred stock is entitled to one vote for each share of preferred stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding shares of preferred stock and shares of common stock will vote together as a single class; provided that holders of preferred stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of preferred stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Holders of shares of our preferred stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of shares of our preferred stock.

Distritutions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
You may not receive distributions or our distributions may decline or may not grow over time.
We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future distributions are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future distributions may be harmed.

Fluctuations In Quarterly Operating Results Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Significant Costs Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we have incurred and expect to continue to incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

Corporate Social Responsibility Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are subject to risks related to corporate social responsibility.
Our business faces increasing public scrutiny related to ESG activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investments in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions.
We risk damage to our brand and reputation if we fail to act (or are perceived to not act) responsibly in a number of areas, such as diversity, equity and inclusion, environmental stewardship, corporate governance, support for local communities and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and our relationships with investors, all of which could adversely affect our business and results of operations. At the same time, there are various approaches to responsible investing activities and divergent views on the consideration of ESG topics. These differing views increase the risk that any action or lack thereof with respect to any ESG activities will be perceived negatively. “Anti-ESG” sentiment has gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies, legislation or issued related legal opinions. If investors subject to such legislation view any of our ESG activities as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in us and it could negatively affect the price of our common stock.
Regulatory initiatives related to ESG, and the scope and timing of these initiatives, could also adversely affect our business. The SEC has proposed rules to require disclosure of certain ESG-related matters, which may be adopted in 2024. At this time, there is uncertainty regarding the scope of such proposals or when they would become effective (if at all). Compliance with any new laws or regulations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our investments conduct business and adversely affect our profitability.

Downgrades Of U.S. Credit Rating, Spending Cuts Or Government Shutdown Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Further downgrades of the U.S. credit rating, impending automatic spending cuts or a government shutdown could negatively impact our liquidity, financial condition and earnings.
U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have previously lowered, or threatened to lower, the long-term sovereign credit rating on the United States.
The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time and may lead to additional U.S. federal government shutdowns. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Cybersecurity Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our third-party vendors for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusions, including by computer hackers, nation-state affiliated actors, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. Despite careful security and controls design, our information technology systems and the information technology systems of our third-party vendors may be subject to security breaches and cyber-attacks, the result of which may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation damage to business relationships and damage to our competitiveness, stock price, and long-term stockholder value. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As our and our third party vendors’ reliance on technology has increased, so have the risks posed to our information systems, both internally and those provided by OFS Services and third-party service providers. OFS Advisor has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
In addition, cybersecurity has become a top priority for regulators around the world, including the SEC, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Even the most well-protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases are designed not be detected and, in fact, may not be detected. Accordingly, we and our service providers may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us and our service providers to entirely mitigate this risk.
Cybersecurity risks require continuous and increasing attention and other resources from us to, among other actions, identify and quantify these risks and upgrade and expand our technologies, systems and processes to adequately address such risks. Such attention diverts time and other resources from other activities and there is no assurance that our efforts will be effective. If we fail to comply with relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage. Further, the increased use of mobile and cloud technologies due to the proliferation of remote work and flexible work arrangements have heightened our vulnerability to a cybersecurity risk or incident. Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard systems could disrupt our operations or the operations of our service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct business operations. Extended periods of remote working, whether by us or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above.

Artificial Intelligence Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We are subject to risks associated with artificial intelligence and machine learning technology.
Recent technological advances in artificial intelligence and machine learning technology (“Machine Learning Technology”) pose risks to us, OFS Advisor and any third parties that we engage with. We could be exposed to the risks of Machine Learning Technology if third-party service providers or any counterparties use Machine Learning Technology in their business activities. We and OFS Advisor are not in a position to control the use of Machine Learning Technology in third-party products or services. Use of Machine Learning Technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming partly accessible by other third-party Machine Learning Technology applications and users. Machine Learning Technology and its applications continue to develop rapidly, and we cannot predict the risks that may arise from such developments.
Machine Learning Technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that Machine Learning Technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would likely degrade the effectiveness of Machine Learning Technology. To the extent we are exposed to the risks of Machine Learning Technology use, any such inaccuracies or errors could adversely impact us and our business.

Increased Data Protection Regulation Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
Increased data protection regulation may result in increased complexities and risk in connection with the operation of our business.
We operate in businesses that are highly dependent on information systems and technology. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Cybersecurity has become a priority for regulators in the U.S. and around the world. Many jurisdictions in which we or our investments operate have laws and regulations relating to data privacy, cybersecurity and protection of personal information, and many of these laws and regulations can be inconsistent across jurisdictions and are subject to evolving and, at times, conflicting interpretations. Government officials and regulators, privacy advocates and class action attorneys are increasingly scrutinizing how companies collect, process, use, store, share and transmit personal data. This scrutiny can result in new and shifting interpretations of existing laws, thereby further impacting our business. For example, the General Data Protection Regulation in the European Economic Area and the United Kingdom continues to be interpreted by European and UK courts in novel ways, leading to shifting requirements, country specific differences in application and uncertain enforcement priorities. More recently, new and emerging state laws in the United States on privacy, data and related technologies, such as the California Consumer Privacy Act and the California Privacy Rights Act, as well as industry self-regulatory codes and regulatory requirements, create new privacy and security compliance obligations and expand the scope of potential liability, either jointly or severally with our customers and suppliers. Non-compliance with any of the aforementioned laws, rules or regulations or other similar laws, rules and regulations, represents a serious risk to our business. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Breaches in security could potentially jeopardize our, our employees’ or our investors’ or counterparties’ confidential and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our, our employees’, our investors’, our counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of our business, liability to our investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if we fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties.

Interest Rate Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]
We and our investments are subject to interest rate risk.
Since we may incur leverage to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.
In a rising interest rate environment, any leverage that we incur may bear a higher interest rate than may currently be available to us. There may not, however, be a corresponding increase in our investment income. In the event that our interest expense were to increase relative to income, it might reduce our ability to service the interest obligations on, and to repay the principal of, our indebtedness, and our net investment income could be adversely impacted, as well as our capacity to pay distributions to our stockholders.
The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in a significant rising interest rate environment and/or economic downturn, loan defaults may increase, resulting in losses for the CLOs in which we invest and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results.
In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of CLOs.
SOFR Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in the Secured Overnight Financing Rate (“SOFR”) will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have SOFR floors such that, when SOFR is below the stated SOFR floor, the stated SOFR floor (rather than SOFR itself) is used to determine the interest payable under the loans. Therefore, if SOFR increases but stays below the average SOFR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO.
Reference Rate Risk. Following their publication on June 30, 2023, no settings of the London Interbank Offered Rate (“LIBOR”) continue to be published on a representative basis and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. On March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act (“LIBOR Act”), was signed into law in the United States. This legislation established a uniform benchmark replacement process for certain financial contracts that matured after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The Federal Reserve Board adopted a final rule in December 2022 implementing the LIBOR Act and specified benchmarks based on SOFR.
Although the transition process away from LIBOR has become increasingly well-defined, the transition process is complex. The adoption of SOFR as a reference rate for CLO transactions is recent, and there is minimal historical data. Although the Federal Reserve Bank of New York started publishing SOFR in 2018 and has started publishing historical indicative SOFR dating back to 2014, such historical data inherently involves assumptions, estimates and approximations. Since the initial publication of SOFR, daily changes in SOFR have, on occasion, been more volatile than daily changes in comparable reference rate or market rates, and SOFR rates may bear little or no relation to historical actual or historical indicative data. In addition, there are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate, and SOFR is an overnight rate while LIBOR reflects term rates at different maturities. The use of SOFR or other alternative reference rates could have adverse impacts on our business, financial condition and results of operations, including, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR or which have been transitioned away from LIBOR to a different rate like SOFR and, in any case, could result in a reduction in the value of certain investments held by us.
Benchmark Rate Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month term SOFR, 3-month term SOFR and/or other term SOFR or benchmark rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month term SOFR plus a spread. The 3-month term SOFR rate may fluctuate in excess of other potential term SOFR or other benchmark rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or different, but in any event, lower term SOFR or other benchmark rate. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term rate exceeds such other chosen term SOFR or other benchmark rate.
	Also, given the structure of the incentive fee payable to OFS Advisor, a general increase in interest rates will likely have the effect of making it easier for OFS Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of OFS Advisor.
Common Stock [Member]
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Security Title [Text Block]	Common Stock
Security Dividends [Text Block]	Distributions may be paid to holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefrom.
Outstanding Security, Title [Text Block]	Common Stock, $0.001 par value per share
Outstanding Security, Authorized [Shares]	90,000,000
Outstanding Security, Held [Shares]	0
Outstanding Security, Not Held [Shares]	16,060,771
Preferred Stock [Member]
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Capital Stock [Table Text Block]
DESCRIPTION OF OUR PREFERRED STOCK
We are authorized to issue up to 10,000,000 shares of preferred stock. As of May 20, 2024, we had 2,440,000 shares of preferred stock outstanding, consisting of 920,000 shares of Series C Term Preferred Stock, 120,000 shares of Series D Term Preferred Stock, and 1,400,000 shares of Series E Term Preferred Stock. See “Description of our Capital Stock—Preferred Stock” for a description of our outstanding preferred stock. We may issue additional preferred stock from time to time in one or more series without stockholder approval. Prior to issuance of shares of each series, our Board is required by Delaware law and by our Amended and Restated Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. In addition the 1940 Act requires that: (i) the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more; and (ii) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends or other distributions, which shall be cumulative. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our Board will determine and the certificate of designation and the prospectus supplement relating to such series will describe:
•the designation and number of shares of such series;
•the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•the voting powers, if any, of the holders of shares of such series;
•any provisions relating to the redemption of the shares of such series;
•any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
	All shares of preferred stock that we may issue will be of equal rank and identical except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement related to any preferred stock being offered, as well as the complete certificate of designation that contains the terms of the applicable series of preferred stock.
Security Title [Text Block]	Preferred Stock
Outstanding Security, Title [Text Block]	Preferred Stock, $0.001 par value per share
Outstanding Security, Authorized [Shares]	10,000,000
Outstanding Security, Held [Shares]	0
Outstanding Security, Not Held [Shares]	2,440,000
Series C Preferred Stock [Member]
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Security Title [Text Block]	Series C Term Preferred Stock
Security Dividends [Text Block]	Dividends. The Series C Term Preferred Stock will pay monthly dividends at a fixed annual rate of 6.125% of the Series C Liquidation Preference ($1.53125 per share per year), or the “Dividend Rate.” If we fail to redeem the Series C Term Preferred Stock as required on April 30, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series C Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series C Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Security Voting Rights [Text Block]
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series C Term Preferred Stock will be entitled to one vote for each share of Series C Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series C Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series C Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series C Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series C Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series C Term Preferred Stock.

Security Liquidation Rights [Text Block]
Ranking and Liquidation. The shares of Series C Term Preferred Stock, together with the Series D Term Preferred Stock, Series E Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series C Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series C Term Preferred Stock will be entitled to receive the Series C Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.

Outstanding Security, Title [Text Block]	Series C Term Preferred Stock, $0.001 par value per share
Outstanding Security, Authorized [Shares]	1,400,000
Outstanding Security, Held [Shares]	0
Outstanding Security, Not Held [Shares]	920,000
Series D Preferred Stock [Member]
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Security Title [Text Block]	Series D Term Preferred Stock
Security Dividends [Text Block]	Dividends. The Series D Term Preferred Stock will pay monthly dividends at a fixed annual rate of 6.00% of the Series D Liquidation Preference ($1.50 per share per year), or the “Dividend Rate.” If we fail to redeem the Series D Term Preferred Stock as required on June 10, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series D Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series D Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Security Voting Rights [Text Block]
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series D Term Preferred Stock will be entitled to one vote for each share of Series D Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series D Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series D Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series D Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series D Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series D Term Preferred Stock.

Security Liquidation Rights [Text Block]
Ranking and Liquidation. The shares of Series D Term Preferred Stock, together with the Series C Term Preferred Stock, Series E Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series D Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series D Term Preferred Stock will be entitled to receive the Series D Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.

Outstanding Security, Title [Text Block]	Series D Term Preferred Stock, $0.001 par value per share
Outstanding Security, Authorized [Shares]	120,000
Outstanding Security, Held [Shares]	0
Outstanding Security, Not Held [Shares]	120,000
Series E Preferred Stock [Member]
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Security Title [Text Block]	Series E Term Preferred Stock
Security Dividends [Text Block]
Dividends. The Series E Term Preferred Stock will pay monthly dividends at a fixed annual rate of 5.25% of the Series E Liquidation Preference ($1.3125 per share per year), or the “Dividend Rate.” If we fail to redeem the Series E Term Preferred Stock as
	required on December 31, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series E Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series E Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Security Voting Rights [Text Block]
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series E Term Preferred Stock will be entitled to one vote for each share of Series E Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series E Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series E Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series E Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series E Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series E Term Preferred Stock.

Security Liquidation Rights [Text Block]
Ranking and Liquidation. The shares of Series E Term Preferred Stock, together with the Series C Term Preferred Stock, Series D Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series E Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series E Term Preferred Stock will be entitled to the Series E Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.

Outstanding Security, Title [Text Block]	Series E Term Preferred Stock, $0.001 par value per share
Outstanding Security, Authorized [Shares]	1,400,000
Outstanding Security, Held [Shares]	0
Outstanding Security, Not Held [Shares]	1,400,000